UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK

Case No. 02-12834 and 02-41729 through 02-41957*
Chapter 11

ADELPHIA COMMUNICATIONS CORPORATION, et al.
(Name of Debtors)

Monthly Operating Report for
the period ended March 31, 2003 **

Debtors' Address:
One North Main Street
Coudersport, PA 16915

Willkie Farr & Gallagher
(Debtors' Attorneys)

Monthly Operating Loss: $11,371
($ in thousands)

Report Preparer:

The undersigned, having reviewed the attached report and being familiar with the Debtors' financial affairs, verifies under the penalty of perjury, that the information contained therein is complete, accurate and truthful to the best of my knowledge.**

Date: April 25, 2003

/s/ Vanessa A. Wittman
Vanessa A. Wittman
Chief Financial Officer

Indicate if this is an amended statement by checking here

AMENDED STATEMENT_____

* Refer to Schedule VI for a listing of Debtors by Case Number

**All amounts herein are preliminary and subject to revision. The Debtors reserve all rights to revise this report.

ADELPHIA COMMUNICATIONS CORPORATION, et al. (DEBTORS-IN-POSSESSION) UNAUDITED CONSOLIDATED BALANCE SHEET (Dollars in thousands, except per share amounts)
March 31, 2003
ASSETS:
Cash and cash equivalents	$432,463
Restricted cash	45,730
Subscriber receivables - net	207,238
Prepaid expenses and other assets - net	508,232
Investments	24,508
Intercompany receivables	27,365,898
Related party receivables	1,850,800
Property, plant and equipment - net	7,107,277
Intangible assets - net	15,450,791

Total assets	$52,992,937

LIABILITIES AND STOCKHOLDERS' EQUITY:
Accounts payable	$215,383
Subscriber advance payments and deposits	98,007
Accrued interest and other liabilities	357,440
Intercompany payables	324,851
Related party payables	84,025
Parent and subsidiary debt	276,927
Deferred income taxes	2,004,578

3,361,211

Liabilities subject to compromise:
Parent and subsidiary debt	13,421,600
Parent and subsidiary debt under co-borrowing credit facilities	2,846,156

16,267,756
Accounts payable	1,124,979
Accrued interest and other liabilities	385,508
Intercompany payables	27,037,993
Related party payables	1,360,970

Total liabilities subject to compromise	46,177,206

Total liabilities	49,538,417

Minority interests	559,229

Cumulative redeemable exchangeable preferred stock	148,794

Stockholders' equity:
Convertible preferred stock	397
Class A and Class B common stock, $.01 par value, 1,500,000,000 shared authorized,
254,842,461 shares issued and outstanding	2,548
Additional paid-in capital	9,460,346
Accumulated other comprehensive loss	(7,062)
Accumulated deficit	(3,714,175)
Treasury stock, at cost	(149,401)

5,592,653
Amounts due from Rigas family entities under co-borrowing credit facilities	(2,846,156)

Total stockholders' equity	2,746,497

Total liabilities and stockholders' equity	$52,992,937

The accompanying notes are an integral part of these unaudited consolidated financial statements.

ADELPHIA COMMUNICATIONS CORPORATION, et al. (DEBTORS-IN-POSSESSION) UNAUDITED CONSOLIDATED STATEMENTS OF OPERATIONS (Dollars in thousands, except per share amounts)
	For the Month Ended March 31, 2003	For the Nine Months Ended March 31, 2003
Revenue	$287,124	$2,517,282
Cost and expenses:
Direct operating and programming	137,930	1,126,674
Selling, general and administrative	71,864	557,896
Depreciation and amortization	76,760	677,206
Impairment of long-lived and other assets	--	72,134
Non-recurring professional fees	3,147	39,402
Estimated provision for accounting changes	2,000	57,000

Operating loss before reorganization expenses
due to bankruptcy	(4,577)	(13,030)
Reorganization expenses due to bankruptcy	6,794	59,386

Operating loss	(11,371)	(72,416)

Other (expense) income:
Interest expense - net	(32,937)	(303,152)
Minority interest in losses of subsidiaries - net	1,438	2,786
Other-than-temporary impairment of investments and other assets	(37,922)	(183,010)
Loss on sale of assets	--	(1,551)
Other	(254)	1,794

Total	(69,675)	(483,133)

Net loss applicable to common stockholders	$(81,046)	$(555,549)

Net loss per weighted average share outstanding - basic and diluted	$(0.32)	$(2.19)

Weighted average shares outstanding (in thousands) - basic and diluted	253,748	253,748

The accompanying notes are an integral part of these unaudited consolidated financial statements.

ADELPHIA COMMUNICATIONS CORPORATION, et al. (DEBTORS-IN-POSSESSION) UNAUDITED CONSOLIDATED STATEMENTS OF CASH FLOWS (Dollars in thousands)
	For the Month Ended March 31, 2003	For the Nine Months Ended March 31, 2003
Cash flows from operating activities:
Net loss	$(81,046)	$(555,549)
Adjustments to reconcile net loss to net cash
provided by operating activities:
Depreciation and amortization	76,760	677,206
Impairment of long-lived and other assets	--	72,134
Other-than-temporary impairment of investments
and other assets	37,922	183,010
Minority interest in losses of subsidiaries	(1,438)	(2,786)
Loss on sale of assets	--	1,551
Reorganization expenses due to bankruptcy	6,794	59,386
Non-recurring professional fees, net of amounts paid	874	12,499
Change in assets and liabilities:
Subscriber receivables - net	(5,742)	3,100
Prepaid expenses and other assets - net	18,026	(24,100)
Accounts payable	4,878	252,579
Subscriber advance payments and deposits	9,870	20,175
Accrued interest and other liabilities	10,872	43,372
Intercompany receivables and payables - net	(1,138)	10,098

Net cash provided by operating activities before
payment of reorganization expenses	76,632	752,675
Reorganization expenses paid during the period	(6,289)	(36,907)

Net cash provided by operating activities	70,343	715,768

Cash flows from investing activities:
Expenditures for property, plant and equipment	(65,761)	(499,061)
Acquisitions	--	(149)
Investments in other joint ventures	--	(740)
Related party receivables and payables - net	2,750	(13,526)

Net cash (used in) investing activities	(63,011)	(513,476)

Cash flows from financing activities:
Proceeds from debt	--	200,000
Payments of debt	(2,360)	(20,322)
Payment of debtor in possession bank financing costs	--	(47,544)

Net cash (used in) provided by financing activities	(2,360)	132,134

Increase in cash and cash equivalents	4,972	334,426
Cash and cash equivalents, beginning of period	473,221	143,767

Cash and cash equivalents, end of period	$478,193	$478,193

The accompanying notes are an integral part of these unaudited consolidated financial statements.

ADELPHIA COMMUNICATIONS CORPORATION, et al.
(DEBTORS-IN-POSSESSION)
NOTES TO UNAUDITED CONSOLIDATED FINANCIAL STATEMENTS
(Dollars in thousands)

1. Organization, Business and Proceedings under Chapter 11

        Adelphia Communications Corporation and subsidiaries (“Adelphia” or the “Company”) owns, operates and manages cable television systems and other related telecommunications businesses. Adelphia’s operations consist primarily of selling video programming, which is distributed to subscribers for a monthly fee through a network of fiber optic and coaxial cables. These services are offered in the respective franchise areas under the name Adelphia. Cable systems owned by Adelphia (the “Company Systems”) are located in 29 states and Puerto Rico, with strategic clusters in Los Angeles, PONY (Western Pennsylvania, Ohio and Western New York), New England, Florida, Virginia and Colorado Springs.

        Solely for the purposes of the accompanying unaudited consolidated financial statements, the accounts of Adelphia, including its majority-owned subsidiaries and subsidiaries that are at least 50% owned and controlled by Adelphia, are included with the exception of those subsidiaries/entities who did not file voluntary petitions under Chapter 11 (“Chapter 11”) of the U.S. Bankruptcy Code (the “Non-Filing Entities”) and Century-ML Cable Venture (“CMLCV”), a joint venture of which Adelphia is the Managing partner and whose bankruptcy filing is administered separately. The accompanying unaudited consolidated financial statements do not include any entities owned and/or controlled by the John J. Rigas family (the “Rigas family” or “Rigas Entities”). The Non-Filing Entities as of March 31, 2003 include Palm Beach Group Cable, Inc., Palm Beach Group Cable Joint Venture, Century-ML Cable Corporation, Praxis Capital Ventures, L.P., St. Mary’s Television, Inc., STV Communications and Main Security Surveillance, Inc. As of and for the month ended March 31, 2003, the Non-Filing Entities were not significant to the consolidated results of operations, financial position, or cash flows of the filing entities.

        TelCove, Inc. and subsidiaries (formerly known as Adelphia Business Solutions, Inc., “Adelphia Business Solutions”) was a consolidated subsidiary of Adelphia as of December 31, 2001. Adelphia Business Solutions owns, operates and manages entities which provide competitive local exchange carrier (“CLEC”) telecommunications services under the name Adelphia Business Solutions. On January 11, 2002, the Company distributed in the form of a dividend, all of the shares of common stock of Adelphia Business Solutions owned by Adelphia to holders of Adelphia’s Class A and Class B common stock (the “Spin-off”). As a result of the Spin-off, the Rigas family holds a majority of the total voting power of Adelphia Business Solutions common stock. The distribution of Adelphia Business Solutions common stock was recorded on the date of the Spin-off. Accordingly, the accompanying unaudited consolidated financial statements do not include the accounts of Adelphia Business Solutions as of March 31, 2003 and for the period from July 1, 2002 through March 31, 2003.

Bankruptcy Proceedings

        On June 25, 2002, Adelphia and all of its wholly-owned subsidiaries (including Century Communications Corporation (“Century”) which filed on June 10, 2002) (all filing entities herein known as the “Debtors”) except for the Non-Filing Entities and CMLCV which filed on September 30, 2002 (see Note 18) filed voluntary petitions to reorganize under Chapter 11 in the U.S. Bankruptcy Court for the Southern District of New York (the “Bankruptcy Court”). The Debtors are operating their business as debtors-in-possession. On July 11, 2002, the Office of the United States Trustee for the Southern District of New York (the “U.S. Trustee”) appointed a statutory committee of unsecured creditors (the “Creditors’ Committee”). In addition, on July 31, 2002 the U.S. Trustee appointed a statutory committee of equity holders (the “Equity Committee” and collectively with the Creditors’ Committee, the “Committees”). The Committees have the right to, among other things, review and object to certain business transactions and may participate in the formulation of the Company’s long-term business plan and plan of reorganization. By order dated October 25, 2002, the Court granted the Company’s request for an extension of the exclusive period within which to file a plan or plans of reorganization and solicit acceptances thereof, through February 21, 2003 and April 21, 2003, respectively. By order dated March 20, 2003, the Court granted the Company’s second request for an extension of the exclusive period within which to file a plan or plans of reorganization and solicit acceptances thereof through June 20, 2003 and August 21, 2003, respectively.

Bankruptcy Costs and Fees

        In connection with the effectiveness of a plan or plans of reorganization, the Company will incur certain costs and fees. Certain of these expenses will be due once the plan of reorganization is approved by the Bankruptcy Court and include cure costs, financing fees and success fees. The Company is currently aware of certain success fees that potentially could be paid to representatives of the Company and Committees upon the Company’s emergence from bankruptcy. Currently, these contingent fees are estimated to be approximately $20,000. As no plan or plans of reorganization have been confirmed by the Bankruptcy Court, no accrual for such amounts has been recorded in the accompanying unaudited consolidated financial statements.

Basis of Presentation

        Until a plan or plans of reorganization is confirmed by the Bankruptcy Court, the unaudited consolidated financial statements of the Company have been prepared using guidance prescribed by the American Institute of Certified Public Accountants’ (“AICPA”) Statement of Position 90-7 “Financial Reporting by Entities in Reorganization Under the Bankruptcy Code” (“SOP 90-7”) and generally accepted accounting principles in the United States of America (“GAAP”). These unaudited consolidated financial statements are not intended to present fairly the financial position of the Company as of March 31, 2003, or the results of its operations or its cash flows for the one and nine month periods ended March 31, 2003 in conformity with GAAP because the accompanying unaudited consolidated financial statements exclude the financial position, results of operations and cash flows of the Non-Filing entities and CMLCV. Furthermore, the accompanying unaudited consolidated financial statements do not include all of the information and footnote disclosures required by GAAP for complete financial statements.

        The accompanying unaudited consolidated financial statements of the Company have been prepared on a going concern basis, which assumes the realization of assets and the payment of liabilities in the ordinary course of business, and do not reflect any adjustments that might result if the Company is unable to continue as a going concern. As a result of the reorganization proceedings under Chapter 11, the Company may take, or may be required to take, actions which may cause assets to be realized, or liabilities to be liquidated, for amounts other than those reflected in the accompanying unaudited consolidated financial statements.

        SOP 90-7 requires that pre-petition liabilities that are subject to compromise be segregated in the unaudited consolidated balance sheet as liabilities subject to compromise and that revenue, expenses, realized gains and losses, and provisions for losses resulting directly from the reorganization due to the bankruptcy be reported separately as reorganization expenses in the unaudited consolidated statement of operations. See Note 5 to these unaudited consolidated financial statements for further discussion.

        As a result of the Company’s recurring losses, the Chapter 11 filing and circumstances relating to these events (including the Company’s debt structure), actions taken by Rigas management and current economic conditions, realization of assets and liquidation of liabilities are subject to significant uncertainty. In order to provide liquidity through June 2004, the Company entered into an Amended and Restated Credit and Guaranty Agreement dated as of August 26, 2002, as amended, with a group of lenders led by JP Morgan Securities, Inc. and Salomon Smith Barney, Inc. as Co-Lead Arrangers, for a Debtor-in-Possession Credit Facility (the “DIP Facility” or “DIP Lenders”). See Note 2 to these unaudited consolidated financial statements for further discussion. The Company believes that cash flows from operations, along with the financing provided through the DIP Facility, should allow the Company to continue as a going concern; however, there can be no assurance of this. The Company’s ability to continue as a going concern is also dependent upon its ability to maintain compliance with covenants under the DIP Facility and the ability to generate sufficient cash flow from operations and financing sources to meet its obligations as they become due. In the event a Chapter 11 plan or plans of reorganization is confirmed by the Bankruptcy Court and becomes effective, continuation of the Company’s business thereafter will be dependent on the Company’s ability to achieve positive operating results and maintain satisfactory capital and liquidity. Until a plan or plans of reorganization is confirmed by the Bankruptcy Court and becomes effective, there can be no assurance that the Company will emerge from these bankruptcy proceedings. Furthermore, the effect on the Company’s business from the terms and conditions of such a plan or plans of reorganization cannot be determined at this time and, therefore, also raises substantial doubt regarding the Company’s ability to continue as a going concern.

        The accompanying unaudited consolidated financial statements have been derived from the books and records of the Company. However, certain financial information has not been subject to procedures that would typically be applied to financial information presented in accordance with GAAP. Upon the application of such procedures (i.e., tests for asset impairment), the Company believes that the financial information of the Debtors will be subject to changes, and these changes could be material. The Company’s intangible assets primarily consist of purchased franchises and goodwill that resulted from the allocation of the purchase price of previously acquired cable systems. In accordance with Statement of Financial Accounting Standards (“SFAS”) No. 142, “Goodwill and Other Intangible Assets”, the Company discontinued amortizing its purchased franchise and goodwill intangibles as of January 1, 2002. SFAS No. 142 requires testing for impairment annually of goodwill and indefinite-lived intangible assets (i.e., purchased franchise intangibles), or more frequently as warranted by events or changes in circumstances. At this time, the Company has not completed its impairment test of its purchased franchise and goodwill intangible assets. Any adjustment, as a result of an analysis performed in accordance with SFAS No. 142, may have a material impact on the Company’s financial statements. Additionally, the Company has not completed its adoption of SFAS No. 144, “Accounting for the Impairment or Disposal of Long-Lived Assets”, which addresses the financial accounting and reporting for the impairment of long-lived assets and long-lived assets to be disposed of. Once the Company has completed its adoption of SFAS No. 144, an adjustment to the financial statements may be required and this adjustment may be material to the financial statements. Furthermore, the Company disclosed in its Current Report on Form 8-K, dated June 10, 2002, that it believes that certain financial information reported by Rigas management was unreliable. As such, the books and records of the Company from which the accompanying unaudited consolidated financial statements of the Debtors are derived may not accurately reflect the financial condition, results of operations and cash flows of the Debtors.

        The Company is reviewing its books and records and other information on an on-going basis to determine whether the accompanying unaudited consolidated financial statements of the Debtors should be supplemented or otherwise amended. The Company reserves the right to file, at any time, such supplements or amendments to these accompanying unaudited consolidated financial statements. These accompanying unaudited consolidated financial statements should not be considered an admission regarding any of the Debtors’ income, expenditures or general financial condition, but rather, a current compilation of the Debtors’ books and records. The Company does not make, and specifically disclaims, any representation or warranty as to the completeness or accuracy of the information set forth herein.

        All significant intercompany accounts have been presented gross for purposes of these unaudited consolidated financial statements and accordingly, have not been eliminated in consolidation. GAAP would require that these intercompany balances be eliminated in consolidation. See Note 8 to these unaudited consolidated financial statements for further discussion.

        As previously stated, certain footnote disclosures normally included in unaudited consolidated financial statements prepared in accordance with GAAP have been condensed or omitted. In the opinion of management, all disclosures considered necessary for an informative presentation have been included herein. For further information, refer to the consolidated financial statements and footnotes thereto included in the Company’s Annual Report on Form 10-K as of and for the year ended December 31, 2000. As further discussed in Dismissal of Former Independent Public Accountants below, PricewaterhouseCoopers, LLP (“PwC”), the Company’s independent accountants, has not completed its audit as of and for the years ended December 31, 2002 and 2001 or its re-audits as of and for the years ended December 31, 2000 and 1999.

Corrections in Accounting Policies and Practices

        Effective January 1, 2003, in order to comply with GAAP, the Company corrected many of its erroneous accounting policies and practices for Property, Plant and Equipment (“PP&E”) with respect to the accounting for capitalization of labor, labor-related expenses, certain overhead expenses, and certain materials used in the maintenance of its cable systems. Under Rigas management’s accounting policies and practices, labor and labor-related expenses for service calls and normal, ongoing maintenance to cable systems were being accounted for at least in substantial, if not in total part, as capitalized costs in PP&E. The Company has determined that these costs should be expensed as incurred, rather than capitalized, and has reflected such costs in the monthly unaudited consolidated statement of operations as expenses beginning January 1, 2003. The monthly impact to the unaudited consolidated statement of operations from the corrections in the Company’s erroneous accounting policies and practices for PP&E was estimated to be a net increase in expenses of approximately $9,000 in January 2003 as compared to the average of the July 2002 through December 2002 results in the unaudited consolidated statement of operations previously filed in Monthly Operating Reports with the Bankruptcy Court. The impact to the unaudited consolidated statement of operations in the future may vary based upon levels of activities.

        The total monthly impact to the unaudited consolidated statement of operations from these corrections in the Company’s erroneous accounting policies and practices for PP&E is estimated to be an increase in expenses of approximately $19,000 per month. However, as discussed in Note 13, the Company recorded an adjustment expensing approximately $21,000 for the period from July 1, 2002 through December 31, 2002 for costs erroneously capitalized under Rigas management’s accounting policies and practices. The adjustment recorded in December, which increases expenses by an average of approximately $3.5 million per month, is included in the increase in expenses of approximately $19,000, noted above. Furthermore, as discussed in Note 3, the Company has been recording an estimated provision for accounting changes of $8,500 per month since January 1, 2002, which offsets the $19,000 estimate. Based on the correction in the accounting policies and practices in PP&E, beginning on January 1, 2003, the Company has reduced the monthly estimated provision for accounting changes to $2,000 for estimated future accounting adjustments, including further adjustments in PP&E. There can be no assurance, however, that future adjustments will not be greater than such estimate.

        The Company has not completed its review of the Company’s historical books and records, accounting policies and practices, and financial statements, and is continuing its comprehensive evaluation of accounting policies and practices regarding PP&E, including the capitalization of costs in accordance with the provisions of SFAS No. 51, “Financial Reporting by Cable Television Companies”. The scope and magnitude of further corrections in erroneous accounting policies and practices including those related to PP&E has not been determined at this time; however, such corrections may result in further adjustments and these adjustments may be material. Furthermore, because the adjustments to the historical costs of PP&E have not yet been finalized, the Company is currently unable to determine the impact on depreciation expense attributable to these corrections for any period. The impact of any other further changes could be material.

Dismissal of Former Independent Public Accountants

        As disclosed in its Current Report on Form 8-K filed on June 14, 2002 as amended, the Company, on June 9, 2002, dismissed Deloitte & Touche LLP (“Deloitte”), its former independent public accountants.

        As a result of actions taken by the former management of the Company, the Company (i) has not yet completed its financial statements as of and for the year ended December 31, 2002 or received its independent auditor’s report thereon or filed with the Securities and Exchange Commission (“SEC”) its Annual Report on Form 10-K as of and for the year ended December 31, 2002 and (ii) has not yet completed its financial statements as of and for the year ended December 31, 2001 or received its independent auditor’s report thereon or filed with the SEC its Annual Report on Form 10-K as of and for the year ended December 31, 2001. Furthermore, the Company has not timely filed its Quarterly Reports on Form 10-Q for the quarters ended March 31, 2002, June 30, 2002 and September 30, 2002. As of the date Deloitte was dismissed as the Company’s independent accountants, Deloitte had not completed its audit nor issued its independent auditors’ report with respect to the Company’s financial statements as of and for the year ended December 31, 2001. As disclosed in a press release attached to its Current Report on Form 8-K filed on June 21, 2002, the Company announced that it had been advised by Deloitte, that based on the Company’s decision to restate the financial statements, Deloitte withdrew certifications of financial statements of the Company and its subsidiaries that Deloitte had issued since March 2001. On June 13, 2002, the Company’s Board of Directors retained PwC as independent accountants. Effective March 18, 2003, the Company appointed William Schleyer to serve as its new Chief Executive Officer and Ronald Cooper to serve as its new President and Chief Operating Officer. The new Chief Executive Officer replaced the Interim Chief Executive Officer, who, along with other members of the Company, took control of the Company in May 2002. The Company’s employment of William Schleyer and Ronald Cooper was approved by the Bankruptcy Court by Orders dated March 4, 2003 and March 7, 2003. The Company expects to restate its financial statements for the years ended December 31, 2000 and 1999 and its interim financial statements for 2001 and possibly other periods. At this time, management has not completed its review of the Company’s books and records and PwC has not completed the audits for the years ended December 31, 2002, 2001, 2000 and 1999. See Note 3 to these unaudited consolidated financial statements for further information.

        On November 6, 2002, the Company filed a lawsuit against Deloitte charging them with, among other charges, professional negligence, breach of contract, fraud and wrongful conduct. The Company is seeking compensation for all injury from Deloitte’s conduct, as well as punitive damages. Deloitte has filed preliminary objections to the complaint. The Company responded to such preliminary objections on April 1, 2003.

2. Debt and Other Obligations

        Due to the commencement of the Chapter 11 filings and the Company’s failure to comply with certain financial covenants, the Company is in default on substantially all of its pre-petition debt obligations. Except as otherwise may be determined by the Bankruptcy Court, the stay protection afforded by the Chapter 11 filings prevents any action from being taken with regard to any of the defaults under the pre-petition debt obligations. All of the pre-petition obligations are classified as liabilities subject to compromise in the accompanying consolidated balance sheet as of March 31, 2003. See Note 4 to these unaudited consolidated financial statements for further information.

DIP Facility

        In connection with the Chapter 11 filings, the Company entered into a $1,500,000 DIP Facility led by J.P. Morgan Securities, Inc. and Salomon Smith Barney, Inc. as Co-Lead Arrangers. The DIP Facility was approved by the Bankruptcy Court on August 23, 2002.  The DIP Facility expires on the earlier of June 25, 2004 or upon the occurrence of certain other events, including the effective date of a reorganization plan of any loan party that is confirmed pursuant to an order of the Bankruptcy Court (the “Termination Event”).  The debtor-in-possession commitment that Adelphia received can be used for general corporate purposes and investments, as defined in the agreement. The DIP Facility is secured with a first priority lien on all of Adelphia’s unencumbered assets, a priming first priority lien on all its assets securing its pre-petition bank debt, and a junior lien on all other assets subject to valid pre-existing liens.  The DIP Facility consists of a $1,300,000 revolving credit facility (the “Tranche A Loans”) and a $200,000 loan (the “Tranche B Loan”). Loans under the DIP Facility bear interest at the Alternate Base Rate (greatest of the Prime Rate, the Base CD Rate plus 1% or the Federal Funds Effective Rate plus .5%) plus 2.5% or LIBOR plus 3.5%.  On September 3, 2002, the Company closed on the DIP Facility and, as part of the closing, the proceeds from the Tranche B Loan in the amount of $200,000 were funded by the DIP Facility Lenders and transferred into credit-linked investment accounts maintained at JPMorgan Chase Bank. Based on the DIP Facility’s terms and conditions, the proceeds from the Tranche B Loan have been recorded as cash and cash equivalents and parent and subsidiary debt in the accompanying consolidated balance sheet. The Company pays interest on the Tranche B Loan proceeds, net of interest income, as defined. Furthermore, as of March 31, 2003, the Company has issued letters of credit totaling $39,309 against the Tranche B Loan proceeds.

        The terms of the DIP Facility contain certain restrictive covenants which include limitations on the incurrence of additional guarantees, liens and indebtedness, limitations on the sale of assets, and the funding of capital expenditures.  The DIP Facility also requires that the Company meet certain financial covenants, which are to be determined, except as noted below.  The Company is currently seeking a waiver for certain defaults in connection with payments made to CMLCV and borrowings during a default period. On April 14, 2003, the DIP Lenders approved an amendment to the DIP Facility extending the dates that the Company is required to submit a long-term budget to April 24, 2003, and set certain financial covenants in consultation with the DIP Lenders no later than May 27, 2003. The DIP Facility, as amended, currently limits the Company’s capital spending to $330,000 during the period from March 1, 2003 to May 31, 2003. Except as set forth above, the Company believes it is materially in compliance with all requirements referred to in the DIP Facility.

        As of March 31, 2003, the Company has availability of $300,000 under the DIP Facility. The remaining $1,000,000 of availability is subject to satisfaction by the Company of certain conditions, including the setting of the financial covenants mentioned above.

Co-Borrowing Credit Facilities

        As disclosed in the Company’s Current Report on Form 8-K filed on May 24, 2002, various subsidiaries of the Company have entered into co-borrowing credit facilities with certain entities owned by the Rigas family. Historically, the Company’s financial statements reported borrowings attributable only to the Company under such co-borrowing credit facilities and provided footnote disclosure as to the total amount of borrowings permitted under such facilities without disclosing the amount of borrowings attributable to entities owned by the Rigas family. Therefore, the entire co-borrowing credit facilities were not reflected as indebtedness on the Company’s historical financial statements.

        As discussed in Note 1, at this time, PwC has not completed its audits of the Company’s financial statements as of and for the years ended December 31, 2002 and 2001 and the Company expects to restate its financial statements as of and for the years ended December 31, 2000 and 1999 and its interim financial statements for 2001 and possibly other periods. As disclosed in its Current Report on Form 8-K filed on May 24 and June 10, 2002, after initial discussions with the SEC in early May 2002, the Company announced on May 24, 2002 that it had tentatively concluded that it would increase the Company’s indebtedness by $2,846,156 to reflect the full amount of borrowings by entities owned by the Rigas family for which subsidiaries of the Company are jointly and severally liable. Accordingly, the accompanying unaudited consolidated financial statements reflect an increase of $2,846,156 of such indebtedness of parent and subsidiary debt in liabilities subject to compromise with a corresponding receivable from such Rigas family entities reflected as a reduction in stockholders’ equity. Since consultations are continuing with the SEC and PwC, and PwC has not yet completed its audit of the Company’s financial statements, the accounting treatment for the increase in parent and subsidiary debt and the reduction in stockholders’ equity for the corresponding receivable reflected in the accompanying unaudited financial statements has yet to be finalized. The final accounting treatment may result in materially different treatment from that presented herein.

Parent and Subsidiary Debt

        The following information is an update of certain disclosures relating to the book value of the Company’s debt, as reflected on its books and records, included in Note 4 to Adelphia’s consolidated financial statements contained in the Annual Report on Form 10-K as of and for the year ended December 31, 2000. The book value of such indebtedness does not necessarily reflect the amount of the claim of the holders’ of such indebtedness in the Company’s bankruptcy proceeding.

Parent Debt:	March 31, 2003
9 1/4% Senior Notes due 2002	$325,000
8 1/8% Senior Notes due 2003	149,817
10 1/2% Senior Notes due 2004	150,000
7 1/2% Senior Notes due 2004	100,000
10 1/4% Senior Notes due 2006	487,698
9 7/8% Senior Notes due 2007	348,417
8 3/8% Senior Notes due 2008	299,438
7 3/4% Senior Notes due 2009	300,000
7 7/8% Senior Notes due 2009	350,000
9 3/8% Senior Notes due 2009	497,048
10 7/8% Senior Notes due 2010	745,316
10 1/4% Senior Notes due 2011	1,000,000
6 % Convertible Subordinated Notes due 2006	1,024,924
3 1/4% Convertible Subordinated Notes due 2021	978,253
9 7/8% Senior Debentures due 2005	129,286
9 1/2% Pay-In-Kind Notes due 2004	31,847

Total parent debt	$6,917,044

Subsidiary Debt:
Notes to banks	$3,970,531
DIP Facility	200,000
10 5/8% Senior Notes of Olympus due 2006	202,243
11% Senior Subordinated Notes of FrontierVision Due 2006	207,953
11 7/8% Senior Discount Notes Series A of FrontierVision due 2007	244,639
11 7/8% Senior Discount Notes Series B of FrontierVision due 2007	89,953
Zero Coupon Senior Discount Notes of Arahova due 2003	412,601
9 1/2% Senior Notes of Arahova due 2005	250,590
8 7/8% Senior Notes of Arahova due 2007	245,371
8 3/4% Senior Notes of Arahova due 2007	219,168
8 3/8% Senior Notes of Arahova due 2007	96,046
8 3/8% Senior Notes of Arahova due 2017	94,924
Senior Discount Notes of Arahova due 2008	348,086
Other subsidiary debt and capital leases	199,378

Total subsidiary debt	$6,781,483

Total parent and subsidiary debt, exclusive of co-borrowing credit facilities	13,698,527
Co-borrowing credit facilities attributable to borrowing by Rigas Entities	2,846,156

$16,544,683

        In connection with the Company's ongoing review of its books and records and other information, an adjustment was made for liabilities subject to compromise regarding classification of leases. For purposes of this report only, leases which are being paid on a current basis, have not been treated as liabilities subject to compromise.

        Total parent and subsidiary debt, exclusive of co-borrowing credit facilities attributable to borrowings by Rigas Entities, of $13,698,527 consists of liabilities subject to compromise of $13,421,583, bank financing under the DIP facility of $200,000 and capital leases of $76,944.

Weighted average interest rate payable by subsidiaries
under credit agreements with banks	5.03%

Interest Expense

        Interest expense on notes to banks and capital leases totaled $32,958 and $302,047 for the one and nine month periods ended March 31, 2003, respectively, of which $13,395 and $123,915 is attributable to the Rigas family owned entities under co-borrowing credit facilities. In accordance with SOP 90-7, interest expense is reported only to the extent that it will be paid during Chapter 11 proceedings or will be allowed on a secured or unsecured claim. Had the Company not filed voluntary petitions under Chapter 11, the amount of interest expense that would have been reported in the unaudited consolidated statement of operations, for the one and nine month periods ended March 31, 2003 is $94,580 and $861,026, respectively.

3. Estimated Provision for Accounting Changes

        As discussed in Note 1, PwC, the Company’s independent accountants, has not completed its audit as of and for the years ended December 31, 2002 and 2001 or its re-audit as of and for the years ended December 31, 2000 and 1999. However, based on information known at that time, the Company recorded an estimated provision related to expected adjustments in the amount of $51,000 ($8,500 per month) for the six month period ended December 31, 2002. As more fully discussed in Note 1, beginning January 1, 2003, the Company reduced the estimated provision for accounting changes to $2,000 per month because of corrections made to the Company’s accounting policies and practices in PP&E. Such adjustments have been included in the Company’s Earnings Before Interest, Taxes, Depreciation and Amortization (“EBITDA excluding other income (expense)”) computation in Note 17.

        As disclosed in the Company’s Current Report on Form 8-K filed on June 10, 2002, the Company determined that it would make certain adjustments to its results of operations for the year ended December 31, 2001 and restate its financial statements as of and for the years ended December 31, 2000 and 1999. Based on information known at that time, the Company expected to record estimated adjustments totaling approximately $210,000 and $160,000 to reduce the results of operations in 2001 and 2000, respectively. Such estimates correct items in operating results previously announced by Rigas management, including, but not limited to, capitalization of certain labor expenses, the recognition of certain programming costs, the improper reduction of operating expenses for “marketing support” payments and the impairment of financial instruments. Final adjustments to any prior year financial statements will be made by management at the completion of the audits by PwC. The final adjustments could materially exceed the amounts estimated by the Company.

        Furthermore, as additional information becomes available, the Company will make necessary adjustments to current periods in 2003 to the extent that they impact post bankruptcy periods. These adjustments may be material to the accompanying unaudited financial statements.

4. Liabilities Subject to Compromise

        As discussed in Note 1 to the accompanying unaudited consolidated financial statements, the Company has been operating as debtors-in-possession under Chapter 11 since June 25, 2002. The Company is authorized to operate its business in the ordinary course.

        As a result of the Chapter 11 filing, all actions to collect the payment of pre-petition indebtedness are subject to compromise or other treatment under a plan or plans of reorganization. Generally, actions to enforce or otherwise effect payment of pre-Chapter 11 liabilities are stayed. Although pre-petition claims are generally stayed, as part of the first day orders and subsequent motions granted by the Bankruptcy Court, the Bankruptcy Court approved Adelphia’s motions to pay certain pre-petition obligations including, but not limited to employee wages, salaries, commissions, incentive compensation and other related benefits. The Company has been paying and intends to continue to pay undisputed post-petition claims in the ordinary course of business. In addition, the Company may reject pre-petition executory contracts and unexpired leases with the approval of the Bankruptcy Court. Any damage resulting from rejection of executory contracts and unexpired leases are treated as general unsecured claims and will be classified as liabilities subject to compromise. Adelphia will notify all known claimants of the bar date and their need to file a proof of claim with the Bankruptcy Court. A bar date is the date by which claims against the Company must be filed if a claimant disagrees with how such claimant’s claim appears on the Debtor’s Schedules. No bar date has yet been set by the Bankruptcy Court. Differences between liability amounts estimated by the Company and claims filed by creditors will be investigated and the Bankruptcy Court will make a final determination of the allowable claim. The determination of how liabilities will ultimately be settled and treated cannot be made until the Bankruptcy Court approves a Chapter 11 plan or plans of reorganization as discussed in Note 1. Accordingly, the ultimate amount of such liabilities is presently not determinable. By order dated December 19, 2002, the Bankruptcy Court granted the Company an extension through April 23, 2003 to file its Statement of Financial Affairs and Schedules (“SOFA”). On March 24, 2003, the Company filed a motion with the Bankruptcy Court to extend the deadline for filing its SOFA and schedules through August 1, 2003. A hearing on the motion is scheduled for April 25, 2003.

        As of March 31, 2003, the Company had liabilities subject to compromise of $46,177,206. Liabilities subject to compromise have been reported in accordance with SOP 90-7. Such amounts may be subject to future adjustments depending on Bankruptcy Court actions, further developments with respect to disputed claims, determinations of the secured status of certain claims, the values of any collateral securing such claims, or other events. Such adjustments may be material to the amounts reported as liabilities subject to compromise.

        Valuation methods used in Chapter 11 reorganization cases vary depending on the purpose for which they are prepared and used and are rarely based on GAAP, the basis of which the accompanying financial statements are prepared, unless otherwise noted. Accordingly, the values set forth in the accompanying unaudited consolidated financial statements are not likely to be indicative of the values presented to or used by the Bankruptcy Court.

5. Non-Recurring Professional Fees and Reorganization Expenses Due to Bankruptcy

        The Company is incurring certain non-recurring professional fees that, although not directly related to the Chapter 11 filing, relate to the Company’s reorganization and have been incurred in response to the actions taken by Rigas management. These expenses include the re-audit, legal, special investigation and forensic consultant fees of the Company and the Special Committee of the Board of Directors and have been included in non-recurring professional fees in the accompanying unaudited consolidated statements of operations. Such expenses are not expected to recur in the foreseeable future and therefore, have been excluded from the Company’s EBITDA excluding other income (expense) computation in Note 17. Based on the Company’s interpretation of SOP 90-7, only those fees directly related to the Chapter 11 filing should be expensed and included in reorganization expenses due to bankruptcy in the unaudited consolidated statements of operations. These expenses include legal, restructuring and financial consultant fees for the Company and for Committee representatives.

        The Company has allocated its non-recurring professional fees to all of its joint ventures and related parties who filed voluntary petitions under Chapter 11. The Company and its legal counsel are confirming the treatment of the Company’s provisional allocation of its non-recurring professional fees.

6. Accounts Payable, Accrued Expenses and Other Liabilities

        To the best of the Company’s knowledge, all undisputed post-petition trade payables are current and all premiums for insurance policies, including all workers’ compensation and disability insurance policies, required to be paid are fully paid as of March 31, 2003.

        As stated in Note 1, the Company is reviewing its books and records and other information on an ongoing basis to determine whether the accompanying unaudited consolidated financial statements should be supplemented or otherwise amended. Management is currently performing a review to substantiate the completeness of all liabilities. Such review is ongoing and may result in additional adjustments to the accompanying unaudited consolidated financial statements.

7. Preferred Stock Dividends

        In accordance with the accounting direction provided in SOP 90-7, the Company has discontinued accruing for its preferred stock dividends as of June 25, 2002, the filing date of the Chapter 11 cases. Had the Company not filed voluntary petitions under Chapter 11, preferred stock dividends would have been $5,750 and $51,750 for the respective one and nine month periods ended March 31, 2003.

8. Intercompany Receivables and Payables

        The accompanying unaudited consolidated financial statements include intercompany receivables and payables related to all of Adelphia’s majority-owned subsidiaries and subsidiaries that are at least 50% owned and controlled by the Company, including Non-Filing Entities and CMLCV (see Note 18). The intercompany receivables and payables are presented at the gross amount with the total receivables balance included in assets and the total intercompany payables included in liabilities in the accompanying unaudited consolidated balance sheet. Intercompany payables have been segregated between pre and post bankruptcy petition and none of the intercompany balances have been collateralized. The intercompany balances do not net to zero as the Non-Filing Entities and CMLCV have not been included in the accompanying consolidated balances, as discussed in Note 1.

9. Related Party Receivables and Payables

        Related party receivables and payables represent advances to and payables from certain related parties, including Adelphia Business Solutions and entities owned and/or controlled by the Rigas family. Related party receivables and payables are presented at the gross amount with the total receivable balance included in assets and the payables included in the liabilities in the accompanying unaudited consolidated balance sheet. Related party payables have been segregated between pre- and post-bankruptcy petition, and none of the related party balances have been collateralized.

        In October 2002, the Company began recording a reserve for management service fees invoiced to Adelphia Business Solutions. The reserve for management service fees is $5,909 for the nine month period ended March 31, 2003. In March 2003, the Company received a payment of $1,249 for certain 2002 amounts invoiced to Adelphia Business Solutions. Management is continuing to evaluate the recoverability of related party receivables and may record additional reserves in the future.

10. Cash and Cash Equivalents

        The Company considers all highly liquid investments with a maturity date of three months or less to be cash equivalents. As required by an agreement with the Company’s insurance provider, the Company has restricted cash for the payment of franchise obligations in the amount of $31,518 as of March 31, 2003. Also included in restricted cash is $12,733 related to working capital transactions for certain acquisitions of cable systems from Verizon that were completed in February 2002. The remainder of the restricted cash balance consists of $1,479, which represents cash collateral supporting obligations under certain of the Company’s franchise agreements.

        As discussed in Note 2, also included in cash and cash equivalents are the proceeds of the Tranche B Loan of $200,000.

11. Subscriber Receivables

        Subscriber receivables consist of monthly amounts due from the Company’s subscribers and customers and are reported net of allowance for doubtful accounts of $9,707.

12. Prepaid Expenses and Other Assets — Net

        Included in prepaid expenses and other assets — net are unamortized deferred loan fees of $154,976. Such loan fees relate to pre-petition debt obligations, which have been classified as liabilities subject to compromise, and are not currently being amortized. See Note 4 to these unaudited consolidated financial statements for further discussion. SOP 90-7 requires that in cases where the underlying debt becomes an allowed claim and the allowed claim differs from the net carrying amount of the debt, the amount of the debt will be adjusted for any unamortized deferred loan fees to equal the value of the allowed claim. Any gain or loss from such adjustments to the underlying debt as compared to the allowed claim will be reflected in the statement of operations.

13. Other-than-Temporary Impairment of Investments, Long-Lived Assets and Certain Other Assets

        As discussed in Note 1, the Company is reviewing its books and records and other information on an ongoing basis to determine whether the accompanying unaudited consolidated financial statements should be supplemented or otherwise amended. Additionally, as discussed in Note 1, PwC has not completed its audit as of and for the years ended December 31, 2002 and 2001 or its re-audit as of and for the years ended December 31, 2000 and 1999. The Company is performing an evaluation of impairment related to several investments and long-lived and certain other assets. This evaluation includes a review of the accounting treatment when the transaction originated and a review of the accounting subsequent to the date of origination, including periodic evaluations for impairment. These evaluations may result in adjustments to the unaudited consolidated financial results contained herein and financial statements as of and for the periods ended December 31, 2002, 2001, 2000 and 1999. The adjustments may be material to these periods.

        Listed below are certain investments and other assets for which (with the exception of property, plant and equipment and intangible assets) the Company has recorded an asset impairment charge during the nine month period ended March 31, 2003. All adjustments to be made to prior periods as a result of the Company’s restatement of prior year financial statements have not been reflected in the unaudited consolidated financial statements contained herein pending the completion of the audit as of and for the years ended December 31, 2002 and 2001 and the re-audits as of and for the years ended December 31, 2000 and 1999.

        The tables below presents the impairment of long-lived and other assets and other than temporary impairment of investments and other assets that have been recorded by the Company since July 1, 2002.

Impairment of Long-Lived and Other Assets:

For the Nine Months Ended March 31, 2003
Internal Operations, Call Center and Billing System	$63,910
Competitive Local Exchange Carriers	8,224

$72,134

Other-than-Temporary Impairment of Investments and Other Assets:

For the Nine Months Ended March 31, 2003
Devon Mobile Communications, L.P.	$105,954
Buffalo Sabres	69,369
Interactive Digital TV Investments	5,387
Praxis Capital Ventures, L.P.	2,300

$183,010

Internal Operations, Call Center and Billing System

        From 1998 through mid-2002, the Company was developing an internal operations, call center and billing system known as “Convergence”. After careful evaluation of the functionality and usability of Convergence, the Company decided not to pursue continued rollout and terminated additional funding for the system. In October 2002, the Company recognized an impairment charge related to the abandonment of the Convergence system in the amount of $63,910. Additional adjustments totaling $7,610 were recorded in October to reclassify payroll and other operating expenses improperly capitalized during 2002. The Company’s remaining investment in this system of approximately $30,000 will be adjusted in connection with the restatement of its prior year financial statements.

Closure of the Competitive Local Exchange Carriers (“CLECs”)

        In August 2002, the Company filed a motion with the Bankruptcy Court for approval to close operations in 14 markets that were served by the Company’s CLECs. The CLECs provided local telephone service to certain geographic markets and competed with local telephone exchange carriers. The Company’s Board of Directors approved the closure, and approval was granted by the Bankruptcy Court by order dated September 25, 2002. The Company expects that, in connection with the restatement of its financial statements for prior periods, the property, plant and equipment associated with these CLECs will be written down by approximately $100,000. The remaining net book value of the property, plant and equipment of approximately $20,000 is being depreciated over its estimated remaining useful life beginning in November 2002. Furthermore, in November 2002, the Company recognized an additional impairment of $6,873 on certain of its CLEC assets that are expected to be sold and recorded a reserve on its CLEC trade accounts receivables of $1,351.

Devon Mobile Communications, L.P.

        The Company is a 49.9% Limited Partner in Devon Mobile Communications, L.P., (“Devon Mobile”), a Delaware limited partnership which, through its subsidiaries, holds licenses to operate regional wireless telephone businesses in several states. Devon Mobile had certain business and contractual relationships with the Company and with former subsidiaries or divisions of the Company which were spun-off as Adelphia Business Solutions in January 2002. In late May 2002, the Company notified Devon L.P., Inc., the General Partner of Devon Mobile, that it would likely terminate certain discretionary operational funding to Devon Mobile. In July 2002, the Company understood that its former subsidiary, Adelphia Business Solutions, elected to terminate certain services significant to Devon Mobile’s operations. Devon Mobile filed voluntary petitions to reorganize under Chapter 11 with the U.S. Bankruptcy Court on August 19, 2002. In July 2002, the Company recorded an asset impairment reserve against the investment in and receivables from Devon Mobile of $1,221 and $53,646, respectively. In November 2002, the Company refined its evaluation of exposure to Devon Mobile and recorded additional impairments of $51,087, which related primarily to the Company’s guarantee of certain obligations of Devon Mobile, other receivables from Devon Mobile, and an incremental investment in Devon Mobile that is expected to result from the Company’s restatement of prior year financial information. As of November2002, the Company has fully reserved for its investment and receivables in Devon Mobile. On January 17, 2003, the Company filed proofs of claim against Devon Mobile and its subsidiaries for approximately $130,100 in debt and equity claims, as well as an additional claim of approximately $34,000 relating to its guarantee of certain Devon Mobile obligations.

Buffalo Sabres

        As disclosed in the Company’s Current Report on Form 8-K filed on May 24, 2002, the Company had entered into various arrangements with Niagara Frontier Hockey, L.P. (“NFHLP”), a Delaware limited partnership owned by the Rigas family. Among other assets, NFHLP owned the Buffalo Sabres, a National Hockey League team. The Company has made approximately $165,000 of loans and advances, including accrued interest, to NFHLP and its subsidiaries. In November 2002, the Company recognized impairments of those loans and advances of $31,447, which combined with expected prior period adjustments reduced the Company’s investment to approximate net proceeds expected from the sale of the team. On November 21, 2002, the National Hockey League, which was then managing the affairs of NFHLP, gave conditional approval to the sale of the team. On January 13, 2003, the NFHLP and certain of its subsidiaries (the “Niagara Debtors”) filed voluntary petitions to reorganize under Chapter 11 of the U.S. Bankruptcy Code in the U.S. Bankruptcy Court for the Western District of New York (the “Niagara Bankruptcy Court”). The protocol to sell the team was established by the Bankruptcy Court. In connection with the DIP facility of the Niagara Debtors (the “Niagara DIP Facility”), by order dated January 14, 2003, the Bankruptcy Court authorized the Company to consent to the “priming” of certain liens, security interests and claims that the Company held against the Niagara Debtors to the liens and claims granted to the Niagara DIP lender of the Niagara Debtors and agree to not support any attempt to relocate the Buffalo Sabres franchise from Buffalo, New York unless pursuant to the terms of such relocation all obligations of the Niagara Debtors to their DIP lender have been paid in full. By order dated February 5, 2003, the Bankruptcy Court authorized the Company to: (a) submit to the exclusive jurisdiction of the Niagara Bankruptcy Court in all matters related to the sale process of section 363 of the Bankruptcy Code described in the Niagara DIP Facility of the Niagara Debtors; (b) consent to the sale of certain assets of the Niagara Debtors in connection with any sale process pursuant to section 363 of the Bankruptcy Code described in the Niagara DIP Facility of the Niagara Debtors; and (c) consent to the “priming” of certain liens, security interests, and claims that the Debtors held against the Niagara Debtors to any breakup fees or expenses, which were approved by the Niagara Bankruptcy Court, in connection with any sale process pursuant to section 363 of the Bankruptcy Code.

        On or about March 13, 2003, certain of the Niagara Debtors entered into an Asset Purchase Agreement ( “APA”) with Hockey Western New York LLC ( “Purchaser”) for the sale of certain assets and assumption of certain liabilities of NFHLP. On March 14, 2003, the Niagara Debtors filed a motion seeking an order from the Niagara Bankruptcy Court (i) approving the APA, (ii) authorizing the sale of assets free and clear of liens, claims, encumbrances and interests, (iii) determining that such sale is exempt from any stamp, transfer, recording or similar tax, (iv) authorizing the assumption and assignment of certain executory contracts and unexpired leases and (v) granting related relief (the “Sale Motion”). The Sale Motion sought to establish an auction process for higher and better bids (the “Auction”). In connection therewith, on March 14, 2003, the Niagara Debtors filed a motion seeking an order from the Niagara Bankruptcy Court for, among other things, (i) approval of certain bidding procedures for the Auction, (ii) approval of bid protections for the Purchaser and (iii) the setting of a hearing to authorize the sale of assets. A hearing on the Sale Motion was held by the Niagara Bankruptcy Court on April 10, 2003. On or about April 23, 2003, the sale was completed.

        In March 2003, the Company recognized an additional impairment of $37,922 as a result of the then pending sale of certain assets, including the Buffalo Sabres, and assumption of certain liabilities of NFHLP. The sale resulted in no recovery by the Company of its investment in NFHLP. This impairment charge, combined with the November 2002 charge and with anticipated adjustments related to restatement of the Company’s prior year financial statements, will write off in full the Company’s investment in NFHLP and its subsidiaries.

Interactive Digital TV Investments

        The Company has investments in interactive digital TV product ventures. In November 2002, the Company recognized a loss of $3,690 in connection with the expiration of certain warrants received in connection with its Interactive Digital TV product ventures. In December 2002, the Company recognized a loss of $1,697 for declines in investment value deemed other than temporary. These adjustments, coupled with expected prior period adjustments, reduce the Company’s investment in such ventures to approximately $200.

Praxis Capital Ventures, L.P.

        As disclosed in the Company’s Current Report on Form 8-K filed on May 24, 2002 the Company entered into certain transactions with Praxis Capital Partners, LLC (“Praxis Capital”), a Delaware limited liability company and Praxis Capital Management, LLC, a Delaware limited liability company, through Praxis Capital Ventures, L.P. (“PCVLP”), a Delaware limited partnership in which ACC Operations, Inc. (a wholly-owned Company subsidiary) is a 99.5% Limited Partner. Formed in June 2001, PCVLP focused on private equity investments in the telecommunications market. At June 30, 2002, the net book value of the Company’s portion of these investments was approximately $1,247. In addition, the Company had recorded $1,053 of prepaid management service fees to PCVLP. The Company is continuing to evaluate the PCVLP investments, which consist primarily of investments in private companies whose securities have no actively traded market. In July 2002, the Company recorded a 100% reserve against its remaining investment in PCVLP and the related prepaid management service fees.

        Peter L. Venetis, the son-in-law of John J. Rigas and a former director of the Company, is the managing director of Praxis Capital Management, LLC.

Property, Plant and Equipment, and Intangible Assets

        As stated previously, the Company’s property, plant and equipment and intangible assets are currently being evaluated by management for asset impairment and other issues. These issues include the ownership of assets, prior capitalization policies, estimated useful lives, amounts allocated to specific assets in connection with acquisitions, and impairment. The complete results of these evaluations are unknown at this time but could result in material adjustments to the net book value of property, plant and equipment and intangible assets at December 31, 2002, 2001, 2000 and 1999, as well as results of operations for the periods then ended.

        In December 2002, the Company recorded an adjustment to expense of approximately $21,000 of capitalized labor and overhead costs for the period from July 1, 2002 through December 31, 2002 that was erroneously capitalized under Rigas management’s accounting policies. As more fully discussed in Note 1, effective January 1, 2003, the Company corrected many of its erroneous accounting policies and practices for PP&E with respect to the accounting for capitalizaton of labor, labor-related costs, certain overhead expenses and certain materials used in the maintenance of its cable systems. The Company is continuing its review of the historical books and records and other information; accordingly, these issues should not be considered the only issues related to these assets that are under evaluation by the Company, and the Company reserves the right to amend, update or supplement this information.

14. Derivative Instruments and Hedging Activities

        The Company manages its interest rate risk through the use of interest protection instruments such as interest rate swaps, caps and collars. The use of such interest rate protection instruments, as required by the Company’s debt obligations, is intended to minimize the volatility of cash flows caused by interest rate fluctuations. The Rigas management determined that these instruments were not hedging instruments under the provisions of SFAS No. 133, “Accounting for Derivative Instruments and Hedging Activities” and, therefore, changes in fair value have been recorded in other income (expense) in the accompanying unaudited consolidated statement of operations. The Company is currently reviewing the accounting treatment applied by Rigas management under SFAS No. 133. For the one and nine month periods ended March 31, 2003, changes in fair value recognized in the accompanying unaudited consolidated statement of operations were not material to the unaudited consolidated statement of operations.

15. Net Loss Per Weighted Average Share of Common Stock

        Basic net loss per weighted average share of common stock is computed based on the weighted average number of common shares outstanding after giving effect to dividend requirements on the Company’s preferred stock (see Note 7). Diluted net loss per common share is equal to basic net loss per common share because the Company’s convertible preferred stock and outstanding stock options have an antidilutive effect for the periods presented. In the future, however, the convertible preferred stock and outstanding stock options could have a potentially dilutive effect on earnings per share.

16. Supplemental Cash Flow Information

Interest Paid

        Cash payments for interest were $28,183 and $311,884 for the one and nine month periods ended March 31, 2003, respectively. Included in these amounts are cash payments made by the Company of $12,093 and $134,517 for the one and nine month periods ended March 31, 2003, respectively, for interest on the co-borrowing credit facilities attributable to the Rigas family owned entities. Such payments are included in the related party receivables and payables, net in the accompanying unaudited consolidated statements of cash flows.

Non Cash Activities

        Capital lease obligations entered into during the one and nine months ended March 31, 2003 were $206 and $1,827, respectively.

17. EBITDA Excluding Other Income (Expense)

        The following is a summary of EBITDA excluding other income (expense) from the accompanying unaudited consolidated statements of operations for the one and nine month periods ended March 31, 2003. EBITDA excluding other income (expense) is an alternative performance measure that is customarily used by companies that own, operate and manage cable television systems and other related telecommunications businesses. Management believes that EBITDA excluding other income (expense) provides an alternative measure that is useful in evaluating the Company’s liquidity. EBITDA excluding other income (expense) is not a performance measure in accordance with GAAP and the use of EBITDA excluding other income (expense) is not meant to replace or supercede any information presented in accordance with GAAP.

        On January 22, 2003, the SEC issued its final ruling on “Conditions for Use of Non-GAAP Financial Measures” adopting new rules and amendments to address disclosure or release of certain financial information calculated and presented on a basis other than in accordance with GAAP. This ruling, known as Regulation G, requires disclosure or release of such non-GAAP financial measures to include a presentation and reconciliation of the most directly comparable GAAP financial measure. Since EBITDA excluding other income (expense) is primarily used as a liquidity measure, presented below is a reconciliation to the net cash provided by operating activities as presented in the accompanying unaudited consolidated statement of cash flows.

        The Company believes that the non-recurring professional fees in Note 5 and the impairment of long-lived and other assets in Note 13 are of a nature that the expenses and adjustments are not expected to recur in the foreseeable future and, therefore, have been excluded from the EBITDA excluding other income (expense) calculation below.

	For the Month Ended March 31, 2003	For the Nine Months Ended March 31, 2003
Net loss applicable to common stockholders	$(81,046)	$(555,549)
Cost and Expenses
Depreciation and amortization	76,760	677,206
Non-recurring professional fees	3,147	39,402
Impairment of long-lived assets	--	72,134
Reorganization expenses due to bankruptcy	6,794	59,386

Subtotal	5,655	292,579
Other (expense) Income
Interest expense	(32,937)	(303,152)
Minority interest in losses of subsidiaries	1,438	2,786
Other-than-temporary impairment of investments
and other assets	(37,922)	(183,010)
Loss on sale of assets	--	(1,551)
Other	(254)	1,794

Total	(69,675)	(483,133)

EBITDA excluding other income (expense)	$75,330	775,712

        Reconciliation of EBITDA excluding other income (expense) to Net Cash provided by Operating Activities —

	For the Month Ended March 31, 2003	For the Nine Months Ended March 31, 2003
EBITDA excluding other income (expense)	$75,330	$775,712
Changes in Operating Assets and Liabilities:
Subscriber receivables - net	(5,742)	3,100
Prepaid expenses and other assets - net	18,026	(24,100)
Accounts payable	4,878	252,579
Subscriber advance payments and deposits	9,870	20,175
Accrued interest and other liabilities	10,872	43,372
Intercompany receivables and payables - net	(1,138)	10,098

Subtotal	112,096	1,080,936
Other Reconciling Items:
Reorganization expenses paid during the period	(6,289)	(36,907)
Non-recurring professional fees paid during the period	(2,273)	(26,903)
Interest expense - net	(32,937)	(303,152)
Other	(254)	1,794

Net cash provided by operating activities	$70,343	$715,768

18. Century-ML Cable Venture Bankruptcy Filing

        On September 30, 2002, CMLCV, a 50/50 joint venture between Century and ML Media Partners, L.P. (“ML Media”) filed a voluntary petition to reorganize under Chapter 11 in Bankruptcy Court. This bankruptcy proceeding is administered separately from that of Adelphia. CMLCV is operating its business as a debtor-in-possession and is continuing to serve its subscribers in three communities in Puerto Rico. At this time, CMLCV is expected to generate sufficient cash to fund foreseeable operations and capital requirements. The CMLCV Chapter 11 filing is not expected to have a material impact on the operations of CMLCV’s subsidiary, Century-ML Cable Corporation, which serves other communities in Puerto Rico.

        As of March 31, 2003, CMLCV’s total assets, total liabilities and equity were $124,015, $14,584 and $109,431, respectively. For the month ended March 31, 2003, CMLCV’s revenue and operating income were $922 and $206, respectively.

        CMLCV, since October 2002, has been filing a separate monthly operating report with the Bankruptcy Court. As more fully disclosed in CMLCV’s separate Monthly Operating Report, there is litigation pending in the Bankruptcy Court between ML Media and CMLCV, Century, the Company and Highland Holdings, L.P. (“Highland”) a Rigas family partnership. In connection with the parties’ December 13, 2001 Leveraged Recapitalization Agreement (“Recap Agreement”), there is a pre-petition dispute relating primarily to an alleged secured obligation in the amount of $279,800 to ML Media for its 50% ownership in CMLCV. If there is an adverse outcome against the Company relating to this litigation, the Company may be required to pay $279,800 to ML Media for its 50% ownership in CMLCV or Century may be required to surrender its 50% ownership in CMLCV to ML Media. A hearing was held on September 24, 2002, and a decision was rendered on January 17, 2003, wherein the Court; (i) denied all of the parties’ motions for summary judgment on the issue of whether there has been an acceleration of the September 30, 2002 closing date under the Recap Agreement, except that the Court (ii) found “as a matter of law, that, assuming that the Recap Agreement is enforceable, payment by the Company was due on September 30, 2002 and payment by Adelphia, Century and Highland was due on October 1, 2002, one day later, and that, having failed to make payment, each of the Company, Century and Highland is now in default.” The Court granted summary judgment only to such extent.

        In a decision and order dated March 31, 2003, and upon the motion of ML Media in the Adelphia and Century bankruptcy proceedings, the Court ruled that Adelphia and Century shall have 90 days from March 31, 2003 to assume or reject the Recap Agreement and denied ML Media’s request to become manager of Venture’s cable systems.

        In a decision and order dated April 21, 2003, the Court denied ML Media’s motion to dismiss the CMLCV bankruptcy petition rejecting ML Media’s claim that Century improperly filed the petition without ML Media’s consent.

        On February 21, 2003, CMLCV filed its Schedules of Assets and Liabilities and Statement of Financial Affairs with the Bankruptcy Court.

19. Bankruptcy Court Reporting Schedules

        The Bankruptcy Court reporting schedules included in this report on pages 22 through 53 are for the period from March 1 through March 31, 2003 and have been prepared for the purpose of filing with the Bankruptcy Court and are not required by GAAP. The accompanying Bankruptcy Court reporting schedules, as with all other information contained herein, have been obtained from the books and records of the Company and are unaudited.

ADELPHIA COMMUNICATIONS CORPORATION, et al. (DEBTORS-IN-POSSESSION) BANKRUPTCY COURT REPORTING SCHEDULES Summary
	For the Month Ended March 31, 2003	Reference
Gross wages paid	$50,223,541	Schedule I
Employee payroll taxes withheld	11,798,799	Schedule I
Employer payroll taxes due	4,470,889	Schedule I
Payroll taxes paid*	13,353,928	Schedule II*
Sales and other taxes due	6,263,892	Schedule III
Gross taxable sales	102,978,283	Schedule III
Real estate and personal property taxes paid	655,670	Schedule IV
Sales and other taxes paid	7,147,708	Schedule V
Cash disbursements	293,155,489	Schedule VI
Insurance coverage	N/A	Schedule VII

* The amount reported above for payroll taxes paid is based upon the date paid and not the date due.

ADELPHIA COMMUNICATIONS CORPORATION, et al.
(DEBTORS-IN-POSSESSION)
BANKRUPTCY COURT REPORTING SCHEDULES

Schedule I

Court Reporting schedules for Payroll and Payroll Taxes
for the Month Ended March 31, 2003

Week Ending Date	Gross Wages Paid	Employee Payroll Taxes Withheld	Employer Payroll Taxes Due
March 7, 2003	$ 24,543,479	$ 5,698,462	$ 2,261,758
March 21, 2003	$ 25,680,061	$ 6,100,337	$ 2,209,131

Total	$ 50,223,541	$ 11,798,799	$ 4,470,889

ADELPHIA COMMUNICATIONS CORPORATION, et al. (DEBTORS-IN-POSSESSION) BANKRUPTCY COURT REPORTING SCHEDULES Schedule II Court Reporting schedules for Payroll Taxes Paid for the Month Ended March 31, 2003

Payee	Payroll Taxes Paid	Payment Date
CITY OF IRONTON	$484	3/3/2003
CITY OF NEWARK	147	3/3/2003
NEW YORK TAX DEPARTMENT	561	3/3/2003
CITY OF MACEDONIA	11	3/4/2003
MASS DEPT OF REVENUE	484	3/5/2003
INTERNAL REVENUE SERVICE	94,922	3/7/2003
MICHIGAN DEPARTMENT OF REVENUE	--	3/7/2003
NORTH CAROLINA DEPT OF REVENUE	11,403	3/7/2003
OREGON DEPARTMENT OF REVENUE	69	3/7/2003
STATE OF CONNECTICUT	13,902	3/7/2003
STATE OF MARYLAND	947	3/7/2003
STATE OF PENNSYLVANIA	86	3/7/2003
STATE OF VIRGINIA	3,317	3/7/2003
STATE OF WEST VIRGINIA	832	3/7/2003
UTAH STATE TAX COMMISSION	--	3/7/2003
VILLAGE OF DUBLIN	44	3/7/2003
WEST VIRGINIA DEPT OF TAX & REV	6,754	3/7/2003
PA DEPT OF REVENUE	96,552	3/10/2003
MASS DEPT OF REVENUE	18,786	3/10/2003
INTERNAL REVENUE SERVICE	5,438,130	3/10/2003
GEORGIA DEPARTMENT OF REVENUE	12,364	3/10/2003
ARIZONA DEPT OF REVENUE	2,033	3/10/2003
COLORADO DEPARTMENT OF REVENUE	28,463	3/10/2003
CONNECTICUT DEPARTMENT OF REV	1,944	3/10/2003
DELEWARE DIVISION OF REVENUE	33	3/10/2003
IDAHO STATE TAX COMMISSION	4,656	3/10/2003
ILLINOIS DEPARTMENT OF REVENUE	288	3/10/2003
INDIANA DEPARTMENT OF REVENUE	1,147	3/10/2003
NEW JERSEY DIVISION OF TAXATION	77	3/10/2003
NEW YORK TAX DEPARTMENT	113,898	3/10/2003
OHIO DEPARTMENT OF TAXATION	66,743	3/10/2003
OKLAHOMA TAX COMMISSION	313	3/10/2003
SOUTH CAROLINA DEPARTMENT OF	5,126	3/10/2003
VERMONT DEPARTMENT OF TAXES	14,218	3/10/2003
VIRGINIA	51,530	3/10/2003
KANSAS DEPARTMENT OF REVENUE	531	3/10/2003
MAINE REVENUE SERVICE	23,934	3/10/2003
STATE OF CALIFORNIA	156,008	3/10/2003
CENTRAL TAX BUREAU OF P	47	3/11/2003
TREASURER CITY OF OWENSBORO	1,177	3/11/2003

ADELPHIA COMMUNICATIONS CORPORATION, et al. (DEBTORS-IN-POSSESSION) BANKRUPTCY COURT REPORTING SCHEDULES Schedule II Court Reporting schedules for Payroll Taxes Paid for the Month Ended March 31, 2003

Payee	Payroll Taxes Paid	Payment Date

DEPARTMENT OF EMPLOYMENT	475	3/19/2003
MECHANICSBURG BORO	60	3/20/2003
ASHTABULA INCOME TAX	678	3/21/2003
BOURBON COUNTY OCCUP	47	3/21/2003
CELINA CITY	208	3/21/2003
CENTRAL COLLECTION AGENCY	30,358	3/21/2003
CITY OF CAMBRIDGE	382	3/21/2003
CITY OF CHILLICOTHE	7,860	3/21/2003
CITY OF CINCINNATI	122	3/21/2003
CITY OF CLEVELAND HEIGHTS	3,781	3/21/2003
CITY OF CONNEAUT	212	3/21/2003
CITY OF DANVILLE	390	3/21/2003
CITY OF HUNTINGTON	136	3/21/2003
CITY OF MACEDONIA	2,428	3/21/2003
CITY OF MARION	822	3/21/2003
CITY OF NEWARK	4,412	3/21/2003
CITY OF PITTSBURGH	843	3/21/2003
CITY OF VAN WERT	159	3/21/2003
DIRECTOR OF FINANCE	248	3/21/2003
INTERNAL REVENUE SERVICE	99,271	3/21/2003
LORAIN CITY TAX	2,156	3/21/2003
MADISON COUNTY	32	3/21/2003
MICHIGAN DEPARTMENT OF REVENUE	203	3/21/2003
MISSISSIPPI STATE TAX COMMISSN	--	3/21/2003
MONTANA DEPARTMENT OF REVENUE	787	3/21/2003
MOREHEAD DIRECTOR OF FIN	480	3/21/2003
NEBRASKA DEPARTMENT OF REVENUE	229	3/21/2003
NORTH CAROLINA DEPT OF REVENUE	13,130	3/21/2003
OREGON DEPARTMENT OF REVENUE	74	3/21/2003
PHILADELPHIA DEPT OF REV	194	3/21/2003
RITA	9,538	3/21/2003
SCHOOL DISTRICT INCOME TAX	2,581	3/21/2003
STATE OF MARYLAND	22,307	3/21/2003
TREASURER CITY OF OWENSBORO	--	3/21/2003
UTAH STATE TAX COMMISSION	528	3/21/2003
VILLAGE OF DUBLIN	70	3/21/2003
VILLAGE OF MINSTER	146	3/21/2003
VILLAGE OF NORTH KINGSVILLE	76	3/21/2003
WEST VIRGINIA DEPT OF TAX & REV	6,911	3/21/2003

ADELPHIA COMMUNICATIONS CORPORATION, et al. (DEBTORS-IN-POSSESSION) BANKRUPTCY COURT REPORTING SCHEDULES Schedule II Court Reporting schedules for Payroll Taxes Paid for the Month Ended March 31, 2003

Payee	Payroll Taxes Paid	Payment Date

PA DEPT OF REVENUE	98,065	3/24/2003
MASS DEPT OF REVENUE	20,515	3/24/2003
INTERNAL REVENUE SERVICE	6,240,092	3/24/2003
GEORGIA DEPARTMENT OF REVENUE	12,270	3/24/2003
BROOK PARK CITY INCOME	113	3/24/2003
ALABAMA INCOME TAX DIV	3,994	3/24/2003
ARIZONA DEPT OF REVENUE	2,009	3/24/2003
COLORADO DEPARTMENT OF REVENUE	47,327	3/24/2003
CONNECTICUT DEPARTMENT OF REV	2,064	3/24/2003
DELEWARE DIVISION OF REVENUE	33	3/24/2003
IDAHO STATE TAX COMMISSION	4,826	3/24/2003
ILLINOIS DEPARTMENT OF REVENUE	288	3/24/2003
INDIANA DEPARTMENT OF REVENUE	1,173	3/24/2003
NEW JERSEY DIVISION OF TAXATION	77	3/24/2003
NEW YORK TAX DEPARTMENT	123,897	3/24/2003
OHIO DEPARTMENT OF TAXATION	76,143	3/24/2003
OKLAHOMA TAX COMMISSION	296	3/24/2003
SOUTH CAROLINA DEPARTMENT OF	6,241	3/24/2003
VERMONT DEPARTMENT OF TAXES	16,660	3/24/2003
WISCONSIN DEPARTMENT OF REVEN	1,568	3/24/2003
VIRGINIA	54,600	3/24/2003
KENTUCKY REVENUE CABINET	47,899	3/24/2003
KANSAS DEPARTMENT OF REVENUE	533	3/24/2003
MAINE REVENUE SERVICE	26,035	3/24/2003
STATE OF CALIFORNIA	182,920	3/24/2003

TOTAL	13,353,928

ADELPHIA COMMUNICATIONS CORPORATION, et al.
(DEBTORS-IN-POSSESSION)
BANKRUPTCY COURT REPORTING SCHEDULES

Schedule III

Court Reporting schedules for Sales and Other Taxes Due and Gross Taxable Sales
for the Month Ended March 31, 2003

Page 1 of 9
Taxing Jurisdiction	Sales and Other Taxes Due	Gross Taxable Sales
AL PSC	$--	$3,738
ALABAMA DEPT. OF REVENUE	352	5,873
ALAMEDA COUNTY	13	229
ALBANY COUNTY	(93)	A
ALBEMARLE COUNTY	5,076	A
AMHERST COUNTY TREASURER	8	A
ARIZONA DEPARTMENT OF REVENUE	37	1,200
ARKANSAS DEPARTMENT OF REVENUE	5	67
ASHLAND INDEPENDENT BOARD OF EDUCATION	10,054	335,136
AUGUSTA COUNTY	24	A
BANK OF AMERICA	130	43,305
BATH COUNTY SCHOOL DISTRICT	1,189	39,623
BEDFORD CITY	68	A
BEDFORD COUNTY	58	11,605
BEREA COUNTY SCHOOL DISTRICT	1,060	35,317
BLACKSBURG	--	A
BOARD OF EQUALIZATION	40	A
BOARD OF EQUALIZATION	56	1,443
BOTETOURT COUNTY TREASURER	--	A
BOURBON COUNTY SCHOOL DISTRICT	590	19,651
BOYD COUNTY SCHOOL DISTRICT	3,130	104,327
BOYLE COUNTY SCHOOL DISTRICT	1,509	50,297
BREATHITT COUNTY SCHOOL DISTRICT	958	31,943
BRECKINRIDGE COUNTY BOARD OF EDUCATION	568	18,925
BUCHANAN COUNTY TREASURER	--	A
BUREAU OF TAXATION	152	3,035
BURGIN INDEPENDENT BOARD OF EDUCATION	309	10,288
BUTLER COUNTY SCHOOL DISTRICT	51	1,694
CAMPBELL COUNTY TREASURER	285	A
CAROLE MATTHEWS, TREASURER	23,972	0
CARTER COUNTY SCHOOL DISTRICT	1,503	50,087
CATTARAUGUS COUNTY	25	A
CCHCF-A	156	43,305
CHARLOTTESVILLE CITY TREASURER	2,222	A
CHAUTAUQUA COUNTY DIRECTOR OF FINANCE	8	A
CHCF-B	615	43,305
CHESTERFIELD COUNTY	17	2,705
CHESTERFIELD COUNTY	240	A
CHIEF FISCAL OFFICER	(2)	A

ADELPHIA COMMUNICATIONS CORPORATION, et al.
(DEBTORS-IN-POSSESSION)
BANKRUPTCY COURT REPORTING SCHEDULES

Schedule III

Court Reporting schedules for Sales and Other Taxes Due and Gross Taxable Sales
for the Month Ended March 31, 2003

Page 2 of 9
Taxing Jurisdiction	Sales and Other Taxes Due	Gross Taxable Sales

CHRISTIANSBURG CITY	2	359
CHRISTIANSBURG, TOWN OF	3	A
CITY OF ABERDEEN	--	2
CITY OF ALAHAMBRA	1	24
CITY OF ALAMEDA	--	6
CITY OF ALBION	1	17
CITY OF ARCADIA	24	488
CITY OF ARCATA	1	25
CITY OF ASOTIN	--	1
CITY OF BALDWIN PARK	3	114
CITY OF BALDWIN PARK	4,605	153,504
CITY OF BEAUMONT	14	460
CITY OF BEAUMONT	1,948	64,940
CITY OF BELLFLOWER	2	43
CITY OF BERKELEY	4	50
CITY OF BOTHELL	1	19
CITY OF BRAWLEY	12	304
CITY OF BRAWLEY	7,104	177,597
CITY OF BURBANK	7	94
CITY OF CALABASAS	11	221
CITY OF CHARLOTTESVILLE	2,471	172,297
CITY OF CHARLOTTESVILLE	55,262	552,618
CITY OF CHICO	--	1
CITY OF CLAREMONT	--	1
CITY OF CLOVERDALE	1	61
CITY OF COLFAX	1	13
CITY OF COLORADO SPRINGS	232	9,265
CITY OF COVINA	6	94
CITY OF CULVER CITY	3	30
CITY OF DEER PARK	--	5
CITY OF DESERT HOT SPRINGS	4	88
CITY OF DOWNEY	1	11
CITY OF EL MONTE	3	39
CITY OF ELK GROVE	--	3
CITY OF FONTANA	30	608
CITY OF FONTANA	36,871	737,422
CITY OF GARDENA	1	30
CITY OF GLENDALE	4	61
CITY OF HARRISONBURG TREASURER	48	A

ADELPHIA COMMUNICATIONS CORPORATION, et al.
(DEBTORS-IN-POSSESSION)
BANKRUPTCY COURT REPORTING SCHEDULES

Schedule III

Court Reporting schedules for Sales and Other Taxes Due and Gross Taxable Sales
for the Month Ended March 31, 2003

Page 3 of 9
Taxing Jurisdiction	Sales and Other Taxes Due	Gross Taxable Sales

CITY OF HAWTHORNE	2	31
CITY OF HERMOSA	21	353
CITY OF HERMOSA BEACH	17,024	283,727
CITY OF HOLTVILLE	1	25
CITY OF HOLTVILLE	1,631	32,622
CITY OF HUNTINGTON BEACH	1	30
CITY OF HUNTINGTON PARK	2	33
CITY OF INDIO	--	5
CITY OF INGLEWOOD	1	8
CITY OF ISSAQUAH	--	7
CITY OF KALAMA	3	46
CITY OF KELSO	26	435
CITY OF KELSO	6,630	110,497
CITY OF KENT	--	4
CITY OF KIRKLAND	--	1
CITY OF LA HABRA	50	832
CITY OF LA HABRA	25,312	421,874
CITY OF LA PALMA	1	23
CITY OF LA VERNE	24	605
CITY OF LAKEWOOD	1	47
CITY OF LEXINGTON	--	A
CITY OF LONG BEACH	18	255
CITY OF LONGVIEW	83	1,381
CITY OF LONGVIEW	21,864	364,398
CITY OF LOS ANGELES	1,351	13,502
CITY OF LYNWOOD	1	10
CITY OF MALIBU	1	28
CITY OF MARTINVILLE	179	9,168
CITY OF MAYWOOD	--	7
CITY OF MODESTO	1	13
CITY OF MONTCLAIR	1	25
CITY OF MONTEREY PARK	1	42
CITY OF MORENO VALLEY	97	1,613
CITY OF MORENO VALLEY	58,174	969,568
CITY OF MOUNTAIN VIEW	0	4
CITY OF MUKILTEO	1	18
CITY OF NORWALK	3	49
CITY OF OAKLAND	--	5

ADELPHIA COMMUNICATIONS CORPORATION, et al.
(DEBTORS-IN-POSSESSION)
BANKRUPTCY COURT REPORTING SCHEDULES

Schedule III

Court Reporting schedules for Sales and Other Taxes Due and Gross Taxable Sales
for the Month Ended March 31, 2003

Page 4 of 9
Taxing Jurisdiction	Sales and Other Taxes Due	Gross Taxable Sales

CITY OF OLYMPIA	2	39
CITY OF PALM SPRINGS	--	8
CITY OF PALO ALTO	--	2
CITY OF PALOUSE	3	51
CITY OF PALOUSE	769	10,991
CITY OF PARAMOUNT	--	4
CITY OF PASADENA	--	84
CITY OF PICO RIVERA	4	87
CITY OF PICO RIVERA	11,358	227,152
CITY OF PLACENTIA	8	240
CITY OF PLACENTIA	14,132	403,777
CITY OF POMONA	1	7
CITY OF PORT HUENEME	4	108
CITY OF PORT HUENEME	8,580	214,481
CITY OF PORTERVILLE	1	12
CITY OF PULLMAN	41	514
CITY OF REDMOND	--	1
CITY OF REDONDO BEACH	70	1,473
CITY OF REDONDO BEACH	38,712	814,986
CITY OF RICHMOND	2,043	A
CITY OF RICHMOND	3,050	110,023
CITY OF RIVERSIDE	26	401
CITY OF ROANOKE	5	1,058
CITY OF ROANOKE	33	A
CITY OF SACRAMENTO	1	12
CITY OF SALEM	108	A
CITY OF SALINAS	1	23
CITY OF SAN BERNARDINO	57	710
CITY OF SAN BERNARDINO	72,070	900,871
CITY OF SAN BUENAVENTURA	31,412	628,248
CITY OF SAN JOSE	--	1
CITY OF SANTA ANA	41	691
CITY OF SANTA BARBARA	1	13
CITY OF SANTA MONICA	203	2,032
CITY OF SANTA MONICA	133,795	1,337,954
CITY OF SANTA ROSA	1	18
CITY OF SEAL BEACH	12	107
CITY OF SEATTLE	--	3

ADELPHIA COMMUNICATIONS CORPORATION, et al.
(DEBTORS-IN-POSSESSION)
BANKRUPTCY COURT REPORTING SCHEDULES

Schedule III

Court Reporting schedules for Sales and Other Taxes Due and Gross Taxable Sales
for the Month Ended March 31, 2003

Page 5 of 9
Taxing Jurisdiction	Sales and Other Taxes Due	Gross Taxable Sales

CITY OF SEQUIM	1	38
CITY OF SIERRA MADRE	4	59
CITY OF SOUTH PASADENA	2	36
CITY OF SPOKANE	3	58
CITY OF STANTON	1	16
CITY OF SUNNYVALE	--	11
CITY OF TACOMA	--	2
CITY OF TORRANCE	8	130
CITY OF TURNWATER	2	30
CITY OF VALLEJO	--	2
CITY OF VANCOUVER	2	33
CITY OF VENTURA	42	830
CITY OF WAYNESBORO	29,395	293,948
CITY OF WESTMINISTER	--	9
CITY OF WESTPORT	1	15
CITY OF WHITTIER	17	330
CITY OF WINCHESTER	17,255	172,549
CITY OF WINLOCK	1	9
CITY OF WOODLAND	7	144
CITY OF ZILLAH	1	10
CITY TREASURER	--	A
CLARKE COUNTY	2	A
CLINTON COUNTY TREASURER	--	A
COLONIAL HEIGHTS, CITY OF	--	A
COLORADO DEPT. OF REVENUE	952	35,753
COLORADO DEPT. OF REVENUE	3,180	101,024
COLUMBIA COUNTY TREASURER	--	A
COMMISSIONER OF REVENUE SERVICES	67,968	1,294,635
COMMISSIONER OF REVENUE SERVICES	80,583	1,343,054
COMMONWEALTH OF MASSACHUSETTS	58	1,158
COMMONWEALTH OF MASSACHUSETTS	3,235	64,693
COMPTROLLER OF MARYLAND	13,421	268,418
COMPTROLLER OF PUBLIC ACCOUNTS	22	344
COMPTROLLER, CITY OF BUFFALO	12,800	426,667
COUNTY OF ALBEMARLE	554	95,117
COUNTY OF GOOCHLAND	--	A
COUNTY OF LOS ANGELES	1,495	29,895
COUNTY OF MONTGOMERY	9,261	92,605
COUNTY OF SACRAMENTO	--	16

ADELPHIA COMMUNICATIONS CORPORATION, et al.
(DEBTORS-IN-POSSESSION)
BANKRUPTCY COURT REPORTING SCHEDULES

Schedule III

Court Reporting schedules for Sales and Other Taxes Due and Gross Taxable Sales
for the Month Ended March 31, 2003

Page 6 of 9
Taxing Jurisdiction	Sales and Other Taxes Due	Gross Taxable Sales

CULPEPPER COUNTY TREASURER	15	A
DANVILLE INDEPENDENT SCHOOL DISTRICT	4,575	152,486
DAVIESS COUNTY BOARD OF EDUCATION	16,458	548,591
DAVIESS COUNTY SCHOOL DISTRICT	265	8,847
E-911 AUTHORITY	--	A
ELLIOT COUNTY SCHOOL DISTRICT	299	9,950
ERIE COUNTY COMPTROLLER	6,017	A
ESSEX COUNTY TREASURER	(2)	A
FAUQUIER COUNTY	24	A
FLORIDA CST FUND	156,460	1,096,156
FLORIDA DEPARTMENT OF REVENUE	151,393	2,205,277
FLORIDA DEPARTMENT OF REVENUE	2,957,986	42,835,470
FRANKLIN COUNTY PUBLIC SAFETY	4	A
FRANKLIN COUNTY SCHOOL DISTRICT	85	2,844
FREDERICK COUNTY	166	A
GARRAD COUNTY SCHOOL DISTRICT	977	32,575
GENESEE, COUNTY OF	11	A
GEORGIA DEPARTMENT OF REVENUE	10,821	155,215
GILES	--	A
GREENE COUNTY	14	A
HALIFAX COUNTY TREASURER	18	A
HANCOCK COUNTY BOARD OF EDUCATION	827	27,570
HANOVER COUNTY	577	28,455
HANOVER COUNTY TREASURER	366	A
HARLAN COUNTY SCHOOL DISTRICT	230	7,659
HARRISON COUNTY SCHOOL DISTRICT	2,689	89,630
HARRODSBURG INDEPENDENT BOARD OF EDUCATION	2,662	88,738
HENDERSON COUNTY BOARD OF EDUCATION	2,104	70,128
HENRICO COUNTY	1,452	A
HENRY COUNTY TREASURER	1	A
IDAHO STATE TAX COMMISSION	1,876	37,506
IL DEPT OF REVENUE	--	1,094
IN PURC	--	3,229
INDIANA DEPARTMENT OF REVENUE	28,019	466,971
INTERNAL REVENUE SERVICE	74,923	2,497,320
JACKSON INDEPENDENT SCHOOLS	459	15,306
JESSAMINE COUNTY BOARD OF EDUCATION	4,579	152,649
KANSAS DEPT. OF REVENUE	17,440	238,951
KENTUCKY REVENUE CABINET	1,851	30,856

ADELPHIA COMMUNICATIONS CORPORATION, et al.
(DEBTORS-IN-POSSESSION)
BANKRUPTCY COURT REPORTING SCHEDULES

Schedule III

Court Reporting schedules for Sales and Other Taxes Due and Gross Taxable Sales
for the Month Ended March 31, 2003

Page 7 of 9
Taxing Jurisdiction	Sales and Other Taxes Due	Gross Taxable Sales

LAUREL COUNTY SCHOOL DISTRICT	9,514	317,127
LEE COUNTY SCHOOL DISTRICT	1,158	38,612
LESLIE COUNTY SCHOOL DISTRICT	894	29,814
LETCHER COUNTY BOARD OF EDUCATION	774	25,796
LEWIS COUNTY BOARD OF EDUCATION	883	35,305
LEWIS COUNTY SCHOOL DISTRICT	26	1,057
LINCOLN COUNTY BOARD OF EDUCATION	1,299	43,313
LOGAN COUNTY SCHOOL DISTRICT	32	1,080
LYNCHBURG, CITY OF	658	A
MADISON COUNTY SCHOOL DISTRICT	12,306	410,204
MAINE REVENUE SERVICES	228,862	4,577,258
MARION COUNTY BOARD OF EDUCATION	2,561	85,362
MARTINSVILLE, CITY OF - TREASURER	57	A
MCLEAN COUNTY SCHOOL DISTRICT	446	14,856
MENIFEE COUNTY SCHOOL DISTRICT	498	16,593
MERCER COUNTY SCHOOL DISTRICT	1,635	54,489
MINNESOTA DEPARTMENT OF REVENUE	12	182
MISSISSIPPI STATE TAX COMMISSION	1,896	27,084
MISSISSIPPI STATE TAX COMMISSION	40,825	583,223
MONTANA DEPT. OF REVENUE	8	201
MONTGOMERY COUNTY 911	--	A
MONTGOMERY COUNTY TREASURER	--	A
MORGAN COUNTY SCHOOL DISTRICT	1,253	41,759
MTEAF	41	8,247
NC DEPARTMENT OF REVENUE	14,787	208,161
NECA KUSF	33	817
NECA PAUSF	1,580	--
NECA VUSF	261	21,717
NELSON COUNTY BOARD OF EDUCATION	1,084	36,136
NICHOLAS COUNTY SCHOOL DISTRICT	549	18,300
NJ DIVISION OF TAXATION	1,280	21,337
NORTON CITY OF	8	A
NYS ESTIMATED CORPORATION TAX	1,038	41,564
NYS ESTIMATED CORPORATION TAX	6,791	1,810,709
NYS ESTIMATED CORPORATION TAX	39,694	1,587,770
NYS SALES TAX PROCESSING	77,103	1,714,171
OHIO COUNTY SCHOOL DISTRICT	17	576
OKLAHOMA TAX COMMISSION	998	17,205
ORLEANS COUNTY TREASURER	4	A

ADELPHIA COMMUNICATIONS CORPORATION, et al.
(DEBTORS-IN-POSSESSION)
BANKRUPTCY COURT REPORTING SCHEDULES

Schedule III

Court Reporting schedules for Sales and Other Taxes Due and Gross Taxable Sales
for the Month Ended March 31, 2003

Page 8 of 9
Taxing Jurisdiction	Sales and Other Taxes Due	Gross Taxable Sales

OSET	(8)	A
OTSEGO, COUNTY OF	--	A
OWENSBORO BOARD OF EDUCATION	12,011	400,367
OWSLEY COUNTY BOARD OF EDUCATION	390	12,985
PA DEPARTMENT OF REVENUE	194,662	3,561,095
PA DEPT. OF REVENUE	13	217
PA DEPT. OF REVENUE	4,792	95,801
PAGE COUNTY	15	A
PARIS INDEPENDENT SCHOOL DISTRICT	2,682	89,406
PATRICK COUNTY E911 FUND	--	A
PERRY COUNTY SCHOOL DISTRICT	265	8,831
PITTSYLVANIA COUNTY	132	A
POWELL COUNTY SCHOOL DISTRICT	2,682	89,406
POWHATTAN COUNTY TREASURER	36	A
PULASKI COUNTY TREASURER	7	A
PULASKI, TOWN OF	--	A
RADFORD COUNTY	3	A
RHODE ISLAND DIVISION OF TAXATION	17	245
ROANOKE COUNTY	15	A
ROCKCASTLE COUNTY SCHOOL DISTRICT	746	24,871
RUSSELL INDEPENDENT SCHOOL DISTRICT	5,901	196,710
SARATOGA COUNTY TREASURER	(20)	A
SCHENECTADY COUNTY	(38)	A
SCHOHARIE COUNTY TREASURER	1	A
SCOTT COUNTY SCHOOL DISTRICT	5,862	195,395
SOUTH CAROLINA DEPT. OF REVENUE	47,823	796,054
SPOTSYLVANIA COUNTY	48	A
STATE OF CONNECTICUT	460,800	8,386,571
STATE OF MICHIGAN	164	2,733
STATE OF NEW HAMPSHIRE	39	A
STATE OF NEW HAMPSHIRE	2,730	39,014
STATE OF NEW HAMPSHIRE	47,082	672,599
STATE TAX DEPARTMENT	243,494	4,058,229
STAUNTON COUNTY	52	A
TARGETED ACCESSIBILITY FUND OF NY	--	3,714
TAZEWELL COUNTY	6	A
TN DEPARTMENT OF REVENUE	26,656	331,712
TOWN OF BLACKSBURG	16,214	162,140
TOWN OF MT CRESTED BUTTE	1,303	28,947
TOWN OF SOUTH BOSTON	4,715	47,149

ADELPHIA COMMUNICATIONS CORPORATION, et al.
(DEBTORS-IN-POSSESSION)
BANKRUPTCY COURT REPORTING SCHEDULES

Schedule III

Court Reporting schedules for Sales and Other Taxes Due and Gross Taxable Sales
for the Month Ended March 31, 2003

Page 9 of 9
Taxing Jurisdiction	Sales and Other Taxes Due	Gross Taxable Sales

TREASURER STATE OF MAINE	2	A
TREASURER STATE OF OHIO	105,683	1,601,455
UNION COUNTY SCHOOL DISTRICT	2,569	85,627
USAC	46,717	--
VERMONT DEPARTMENT OF TAXES	958	21,963
VERMONT DEPARTMENT OF TAXES	248,334	4,966,670
VINTON TREASURER	1	A
VIRGINIA DEPARTMENT OF TAXATION	8,231	182,967
WARREN COUNTY TREASURER	(34)	A
WASHINGTON UTILITIES&TRANSPORTATION COMMISSION	--	48,621
WASHINGTON COUNTY ADMINISTRATORS	(12)	A
WASHINGTON COUNTY BOARD OF EDUCATION	151	5,043
WASHINGTON DEPT. OF REVENUE	494	8,726
WEBSTER COUNTY BOARD OF EDUCATION	822	27,380
WEST VIRGINIA DEPT. OF TAX AND REVENUE	13,719	228,664
WINCHESTER CITY TREASURER	461	A
WISCONSIN DEPARTMENT OF REVENUE	8	--
WOLFE COUNTY SCHOOL DISTRICT	721	24,043
WOODFORD COUNTY BOARD OF EDUCATION	4,865	162,179
WYOMING COUNTY TREASURER	8	A
WYOMING DEPARTMENT OF REVENUE	8	132

Total	$6,263,892	$102,978,283

ADELPHIA COMMUNICATIONS CORPORATION, et al.
(DEBTORS-IN-POSSESSION)
BANKRUPTCY COURT REPORTING SCHEDULES

Schedule IV

Court Reporting schedules for Real Estate and Personal Property Taxes Paid for the Month Ended March 31, 2003

Page 1 of 3
Payee	Amount Paid	Check Date
ADAMS COUNTY COLLECTOR	$1,126	03/29/03
ADVANTA LEASING SERVICES	105	03/20/03
ALLEGHENY COUNTY TREASURER	686	03/03/03
ALLEGHENY COUNTY TREASURER	4,592	03/12/03
ALLEGHENY COUNTY TREASURER	1,525	03/29/03
ANATON ASSOCIATES	808	03/18/03
ANATON ASSOCIATES	9	03/19/03
ANATON ASSOCIATES	--	03/26/03
ANDERSON COUNTY KY	4,448	03/19/03
ARCHBALD BOROUGH	185	03/21/03
AUBURN SCHOOL TAX COLLECTOR	8,407	03/29/03
BEDFORD COUNTY COL	10	03/05/03
BETHEL PARK MUNICIPALITY PA	3,804	03/29/03
BETHEL PARK SCHOOL DISTRICT	12,254	03/12/03
BLACKBURN CENTER, LLC	433	03/26/03
BOROUGH OF COUDERSPORT	15,871	03/29/03
BROWARD COUNTY	147,027	03/20/03
CAL & JOANNE FAMILY LTD PRTNRSP	200	03/21/03
CANYON SPRINGS PLAZA, LLC	310	03/21/03
CITY OF AUBURN	4,559	03/29/03
CITY OF CHARLOTTESVILLE	57,557	03/21/03
CITY OF LOCKPORT	5,346	03/19/03
CITY OF LOCKPORT	9,126	03/24/03
CITY OF OWINGSVILLE	518	03/11/03
CITY OF RUTLAND	--	03/06/03
CITY OF SOUTH BURLINGTON	--	03/06/03
CITY OF STAUNTON	1,399	03/10/03
CITY OF STAUNTON	1,174	03/29/03
CITY TREASURER OF DUNKIRK	1,226	03/19/03
CLINTON COUNTY TREASURER	1,685	03/11/03
COFFEE COUNTY	811	03/28/03
COLUMBUS COUNTY	884	03/27/03
COUNTY OF CITRUS	670	03/05/03
COUNTY OF CITRUS	70	03/19/03
COWLITZ COUNTY	12,658	03/24/03
DANVILLE CITY TAX DEPARTMENT	4,360	03/14/03
DORIS LAWTON	783	03/14/03
DORIS LAWTON	145	03/28/03
DURYEA BOROUGH	19,104	03/21/03
EASTLAKE COMMERCIAL	69	03/26/03
ELLIOTT COUNTY SHERIFF	1,897	03/29/03

ADELPHIA COMMUNICATIONS CORPORATION, et al.
(DEBTORS-IN-POSSESSION)
BANKRUPTCY COURT REPORTING SCHEDULES

Schedule IV

Court Reporting schedules for Real Estate and Personal Property Taxes Paid for the Month Ended March 31, 2003

Page 2 of 3
Payee	Amount Paid	Check Date

ESSEX COUNTY	2,495	03/17/03
FINISTERRA CORPORATION	20,895	03/10/03
GE CAPITAL FLEET SERVICES	13,265	03/18/03
GLYNN CNTY. TAX COMMISSIONER	--	03/17/03
GROTON TOWN	32	03/28/03
HAMMONDSPORT VILLAGE	122	03/04/03
HARBORCREEK TOWNSHIP	3,614	03/24/03
HERTFORD COUNTY TAX OFFICE	119	03/11/03
HUNTERSVILLE TOWN	--	03/18/03
HUNTERSVILLE TOWN	1,884	03/24/03
INDIANOLA CITY	802	03/28/03
IREDELL COUNTY TAX COLLECTOR	--	03/10/03
J.J.D. ASSOCIATES OF	2,909	03/04/03
JAMES S. HENDERSON	482	03/03/03
JOHNSON VILLAGE	--	03/06/03
KIR TEMECULA L.P.	105	03/25/03
LACKAWANNA COUNTY TAX COLLECTOR	577	03/05/03
LLB INVESTMENTS	2,302	03/12/03
LOCK HAVEN CITY TREASURER	2,003	03/11/03
LOS ANGELES COUNTY	3,903	03/12/03
LOS ANGELES COUNTY	15,977	03/24/03
MCKEAN COUNTY/ELDRED BOROUGH	432	03/05/03
MCKEAN COUNTY/WET	58	03/03/03
MIFFLIN COUNTY	--	03/18/03
NEW CASTLE CITY	2,275	03/24/03
NIAGARA FALLS CITY	9,266	03/03/03
NICHOLAS COUNTY	5,185	03/19/03
NORTH CODORUS TOWNSHIP	101	03/21/03
NORTH EAST TOWNSHIP	320	03/24/03
ORANGE COUNTY	8,887	03/12/03
PACIFIC CORPORATE STRUCTURES	1,709	03/26/03
PITTSYLVANIA COUNTY	86	03/24/03
RIVERSIDE COUNTY	570	03/10/03
ROBERT R WANTZ	904	03/05/03
RUSH TOWNSHIP TAX C	51	03/24/03
SAN BERNARDINO COUNTY TREASURER	68,816	03/12/03
SAN DIEGO COUNTY	30,512	03/12/03
SEASIDE RANCHOS	839	03/04/03
SHERIFF OF HAMPSHIRE COUNTY	126	03/20/03
SHERIFF OF LESLIE CO	5,126	03/29/03
SHERIFF OF MINERAL COUNTY	2,931	03/20/03
SHERIFF OF MORGAN COUNTY	3,063	03/20/03

ADELPHIA COMMUNICATIONS CORPORATION, et al.
(DEBTORS-IN-POSSESSION)
BANKRUPTCY COURT REPORTING SCHEDULES

Schedule IV

Court Reporting schedules for Real Estate and Personal Property Taxes Paid for the Month Ended March 31, 2003

Page 3 of 3
Payee	Amount Paid	Check Date

TELIMAGINE INC/SPRINT AUTH REP	88	03/11/03
TOWN OF ACCIDENT TREASURER	351	03/05/03
TOWN OF AMESBURY	273	03/24/03
TOWN OF BAR HARBOR	8,022	03/05/03
TOWN OF BOSTON	1,789	03/03/03
TOWN OF BRATTLEBORO	--	03/06/03
TOWN OF BRATTLEBORO	76	03/24/03
TOWN OF BRISTOL	5,385	03/12/03
TOWN OF BUCKSPORT	4,083	03/05/03
TOWN OF CASTLETON	--	03/06/03
TOWN OF CASTLETON	444	03/19/03
TOWN OF CHARLESTOWN	657	03/10/03
TOWN OF CONCORD	2,990	03/03/03
TOWN OF HERMON	651	03/12/03
TOWN OF HERMON	9,307	03/19/03
TOWN OF NORWICH	10,306	03/17/03
TOWN OF READING	--	03/06/03
TOWN OF READING	21	03/19/03
TOWN OF ROCKINGHAM	22	03/19/03
TOWN OF SLAUGHTERS TREASURER	15	03/05/03
TOWN OF SPRINGFIELD	6,393	03/12/03
TOWN OF WALES	588	03/03/03
TOWN OF WINDHAM	6,754	03/12/03
TOWN OF WINTHROP	15,404	03/12/03
TOWNSHIP OF EULALIA	385	03/29/03
TREASURER CITY AND SCHOOL	2,114	03/19/03
TYRONE BOROUGH COLLECTOR	744	03/24/03
VENTURA COUNTY TAX COLLECTOR	18,723	03/12/03
VILLAGE OF SAXTONS RIVER	--	03/06/03
VILLAGE OF SAXTONS RIVER	9	03/19/03
WHITMAN COUNTY TREASURER	20,767	03/24/03
YORK COUNTY TAX COLLECTOR	725	03/21/03

Total	$655,670

ADELPHIA COMMUNICATIONS CORPORATION, et al.
(DEBTORS-IN-POSSESSION)
BANKRUPTCY COURT REPORTING SCHEDULES

Schedule V

Court Reporting schedules for Sales and Other Taxes Paid
for the Month Ended March 31, 2003

Page 1 of 7
Taxing Jurisdiction	Tax Type	Amount Paid	Date Paid
ALBANY COUNTY	911 Surcharge	$82	03/28/03
ALBEMARLE COUNTY	911 Surcharge	5,078	03/28/03
AMHERST COUNTY	911 Surcharge	8	03/28/03
BOARD OF EQUALIZATION	911 Surcharge	455	03/28/03
CAMPBELL COUNTY	911 Surcharge	285	03/28/03
CATTARAUGUS COUNTY	911 Surcharge	25	03/28/03
CHESTERFIELD COUNTY	911 Surcharge	240	03/20/03
CITY OF BEDFORD	911 Surcharge	68	03/28/03
CITY OF CHARLOTTESVILLE	911 Surcharge	2,232	03/28/03
CITY OF HARRISONBURG TREASURER	911 Surcharge	48	03/29/03
CITY OF LYNCHBURG	911 Surcharge	714	03/28/03
CITY OF RICHMOND	911 Surcharge	2,041	03/28/03
CITY OF ROANOKE TREASURER	911 Surcharge	39	03/20/03
CITY OF SALEM	911 Surcharge	82	03/28/03
CITY OF STAUNTON	911 Surcharge	52	03/28/03
CITY OF WINCHESTER	911 Surcharge	662	03/28/03
COUNTY OF AUGUSTA TREASURER	911 Surcharge	24	03/28/03
COUNTY OF FREDERICK	911 Surcharge	166	03/28/03
COUNTY OF GENESEE	911 Surcharge	11	03/28/03
COUNTY OF HALIFAX	911 Surcharge	18	03/28/03
COUNTY OF PULASKI	911 Surcharge	7	03/28/03
COUNTY OF ROANOKE	911 Surcharge	19	03/28/03
CULPEPER COUNTY TREASURER	911 Surcharge	9	03/28/03
DIRECTOR OF FINANCE	911 Surcharge	8	03/28/03
ERIE COUNTY COMPTROLLER	911 Surcharge	6,079	03/28/03
EXECUTIVE DIRECTOR-NHBEC (E-911	911 Surcharge	39	03/28/03
FAUQUIER COUNTY TREASURER	911 Surcharge	24	03/28/03
FRANKLIN COUNTY PUBLIC SAFETY	911 Surcharge	8	03/28/03
GREENE COUNTY	911 Surcharge	14	03/28/03
HENRICO COUNTY	911 Surcharge	1,471	03/28/03
MARTINSVILLE CITY TREASURER	911 Surcharge	104	03/28/03
NORTON CITY TAX COLLECTOR	911 Surcharge	8	03/28/03
ORLEANS COUNTY TREASURER	911 Surcharge	8	03/28/03
PAGE COUNTY	911 Surcharge	15	03/28/03
PITTSYLVANIA COUNTY	911 Surcharge	132	03/28/03
POWHATAN COUNTY TREASURER	911 Surcharge	36	03/28/03
SARATOGA COUNTY TREASURER	911 Surcharge	11	03/28/03
SCHENECTADY COUNTY	911 Surcharge	14	03/28/03
SPOTSYLVANIA COUNTY	911 Surcharge	48	03/28/03
TAZEWELL COUNTY	911 Surcharge	6	03/28/03
TREASURER OF HANOVER COUNTY	911 Surcharge	365	03/28/03

ADELPHIA COMMUNICATIONS CORPORATION, et al.
(DEBTORS-IN-POSSESSION)
BANKRUPTCY COURT REPORTING SCHEDULES

Schedule V

Court Reporting schedules for Sales and Other Taxes Paid
for the Month Ended March 31, 2003

Page 2 of 7
Taxing Jurisdiction	Tax Type	Amount Paid	Date Paid

WARREN COUNTY SHERIFF	911 Surcharge	16	03/28/03
WARREN COUNTY TREASURER	911 Surcharge	12	03/28/03
WASHINGTON COUNTY	911 Surcharge	6	03/28/03
WYOMING COUNTY NY	911 Surcharge	8	03/28/03
INTERNAL REVENUE SERVICE	Federal Excise Tax	41,518	03/10/03
INTERNAL REVENUE SERVICE	Federal Excise Tax	25,779	03/25/03
ALABAMA DEPARTMENT OF REVENUE	Gross Receipts Tax	386	03/13/03
ALAMEDA COUNTY	Gross Receipts Tax	6	03/14/03
CALIFORNIA HIGH COST FUND - A	Gross Receipts Tax	166	03/10/03
CALIFORNIA HIGH COST FUND-B	Gross Receipts Tax	656	03/10/03
CITY OF MONTEREY PARK	Gross Receipts Tax	5	03/14/03
CITY OF ALAMEDA	Gross Receipts Tax	5	03/17/03
CITY OF ARCADIA	Gross Receipts Tax	24	03/14/03
CITY OF BALDWIN PARK	Gross Receipts Tax	8	03/14/03
CITY OF BEAUMONT	Gross Receipts Tax	10	03/14/03
CITY OF BERKELEY	Gross Receipts Tax	7	03/14/03
CITY OF BRAWLEY	Gross Receipts Tax	14	03/14/03
CITY OF CALABASAS	Gross Receipts Tax	10	03/14/03
CITY OF COVINA	Gross Receipts Tax	6	03/14/03
CITY OF CULVER CITY	Gross Receipts Tax	9	03/14/03
CITY OF DESERT HOT SPRINGS	Gross Receipts Tax	11	03/14/03
CITY OF FONTANA	Gross Receipts Tax	18	03/14/03
CITY OF GLENDALE	Gross Receipts Tax	6	03/14/03
CITY OF HAWTHORNE	Gross Receipts Tax	6	03/14/03
CITY OF HERMOSA BEACH	Gross Receipts Tax	22	03/14/03
CITY OF HUNTINGTON PARK	Gross Receipts Tax	7	03/14/03
CITY OF LA HABRA	Gross Receipts Tax	44	03/14/03
CITY OF LA VERNE	Gross Receipts Tax	23	03/14/03
CITY OF LONG BEACH	Gross Receipts Tax	11	03/14/03
CITY OF LOS ANGELES	Gross Receipts Tax	1,490	03/14/03
CITY OF MALIBU	Gross Receipts Tax	6	03/14/03
CITY OF MORENO VALLEY	Gross Receipts Tax	82	03/14/03
CITY OF PASADENA	Gross Receipts Tax	7	03/14/03
CITY OF PICO RIVERA	Gross Receipts Tax	8	03/14/03
CITY OF PLACENTIA	Gross Receipts Tax	9	03/14/03
CITY OF PORT HUENEME	Gross Receipts Tax	7	03/14/03
CITY OF PULLMAN	Gross Receipts Tax	70	03/13/03
CITY OF REDONDO BEACH	Gross Receipts Tax	79	03/14/03
CITY OF RIVERSIDE	Gross Receipts Tax	26	03/14/03
CITY OF SACRAMENTO	Gross Receipts Tax	5	03/14/03
CITY OF SAN BERNARDINO	Gross Receipts Tax	52	03/14/03
CITY OF SANTA ANA	Gross Receipts Tax	37	03/14/03

ADELPHIA COMMUNICATIONS CORPORATION, et al.
(DEBTORS-IN-POSSESSION)
BANKRUPTCY COURT REPORTING SCHEDULES

Schedule V

Court Reporting schedules for Sales and Other Taxes Paid
for the Month Ended March 31, 2003

Page 3 of 7
Taxing Jurisdiction	Tax Type	Amount Paid	Date Paid

CITY OF SANTA MONICA	Gross Receipts Tax	234	03/14/03
CITY OF SEAL BEACH	Gross Receipts Tax	10	03/14/03
CITY OF SEATTLE	Gross Receipts Tax	8	03/28/03
CITY OF SOUTH PASADENA	Gross Receipts Tax	7	03/14/03
CITY OF TORRANCE	Gross Receipts Tax	10	03/14/03
CITY OF VENTURA	Gross Receipts Tax	43	03/14/03
CITY OF WHITTIER	Gross Receipts Tax	23	03/14/03
DEAF TRUST	Gross Receipts Tax	139	03/10/03
FLORIDA DEPT OF REVENUE	Gross Receipts Tax	9,462	03/20/03
IDAHO UNIVERSAL SERVICE FUND	Gross Receipts Tax	42	03/04/03
IDAHO UNIVERSAL SERVICE FUND	Gross Receipts Tax	35	03/21/03
ILLINOIS COMMERCE COMMISSION	Gross Receipts Tax	2	03/13/03
NECA PAUSF	Gross Receipts Tax	696	03/14/03
NECA VUSF	Gross Receipts Tax	273	03/13/03
PA DEPARTMENT OF REVENUE	Gross Receipts Tax	110,251	03/17/03
PUBLIC SERVICE COMMISSION	Gross Receipts Tax	202	03/13/03
STATE DEPT OF ASSESSMENTS &	Gross Receipts Tax	899	03/04/03
STATE OF CONNECTICUT	Gross Receipts Tax	1,136,224	03/31/03
STATE OF NEW HAMPSHIRE	Gross Receipts Tax	2,902	03/13/03
UNIVERSAL SERVICE ADMINSTRATIVE	Gross Receipts Tax	53,638	03/04/03
UNIVERSAL SERVICE ADMINSTRATIVE	Gross Receipts Tax	53,638	03/29/03
ARIZONA DEPARTMENT OF REVENUE	Sales Tax	3	03/14/03
BATH COUNTY SCHOOL D	Sales Tax	1,176	03/07/03
BEREA INDEPENDENT SCHOOL DIST	Sales Tax	1,806	03/07/03
BOARD OF EQUALIZATION	Sales Tax	50	03/24/03
BOURBON COUNTY SCHOOL	Sales Tax	572	03/07/03
BOYLE COUNTY SCHOOL DISTRICT	Sales Tax	1,494	03/07/03
BREATHITT COUNTY SCH	Sales Tax	952	03/07/03
BURGIN EDUCATION BO	Sales Tax	311	03/07/03
BUTLER COUNTY SCHOOL DISTRICT	Sales Tax	50	03/07/03
CARTER COUNTY SCHOOL	Sales Tax	1,553	03/07/03
CITY OF COLORADO SPRINGS	Sales Tax	221	03/07/03
CITY OF LA HABRA	Sales Tax	25,228	03/11/03
CITY OF REDONDO BEACH CA	Sales Tax	37,888	03/11/03
CITY OF SANTA MONICA	Sales Tax	133,457	03/11/03
COLORADO DEPARTMENT OF REVENUE	Sales Tax	326	03/11/03
COLORADO DEPT OF REVENUE	Sales Tax	2,695	03/20/03
COMMONWEALTH OF MASS	Sales Tax	252	03/18/03
COMMONWEALTH OF MASS	Sales Tax	130	03/19/03
COMMONWEALTH OF MASS	Sales Tax	283	03/20/03
COMPTROLLER OF MARYLAND	Sales Tax	4,013	03/07/03
COMPTROLLER OF MD	Sales Tax	7,129	03/21/03

ADELPHIA COMMUNICATIONS CORPORATION, et al.
(DEBTORS-IN-POSSESSION)
BANKRUPTCY COURT REPORTING SCHEDULES

Schedule V

Court Reporting schedules for Sales and Other Taxes Paid
for the Month Ended March 31, 2003

Page 4 of 7
Taxing Jurisdiction	Tax Type	Amount Paid	Date Paid

CONNECTICUT DEPT OF REVENUE	Sales Tax	77,901	03/31/03
DANVILLE INDEPENDENT SCHOOL DIS	Sales Tax	4,615	03/07/03
DAVIESS CO BOARD OF EDUCATION	Sales Tax	16,254	03/07/03
DEPARTMENT OF REVENUE	Sales Tax	59,824	03/20/03
DEPARTMENT OF TAX & REVENUE	Sales Tax	13,719	03/06/03
ELLIOTT COUNTY SCHOO	Sales Tax	295	03/07/03
FLORIDA DEPT OF REVENUE	Sales Tax	16	03/17/03
FLORIDA DEPT OF REVENUE	Sales Tax	142,656	03/20/03
FRANKLIN COUNTY SCHOOL DISTRICT	Sales Tax	87	03/07/03
GARRARD COUNTY SCHOOL DISTRICT	Sales Tax	961	03/07/03
GEORGIA DEPARTMENT OF REVENUE	Sales Tax	10,355	03/14/03
HANCOCK COUNTY BOARD OF	Sales Tax	842	03/07/03
HARLAN COUNTY SCHOOL	Sales Tax	234	03/07/03
HARRISON COUNTY SCHOOL DISTRICT	Sales Tax	2,715	03/07/03
HARRODSBURG BOARD OF EDUCATION	Sales Tax	2,642	03/07/03
HENDERSON CO BOARD OF EDUCATION	Sales Tax	2,044	03/07/03
IDAHO STATE TAX COMMISSION	Sales Tax	1,849	03/17/03
INDIANA DEPT OF REVENUE	Sales Tax	1,275	03/14/03
INDIANA DEPT OF REVENUE	Sales Tax	26,099	03/20/03
JACKSON INDEPENDENT SCHOOLS	Sales Tax	445	03/07/03
KANSAS DEPT OF REVENUE	Sales Tax	16,409	03/25/03
KENTUCKY REVENUE CABINET	Sales Tax	58	03/20/03
LAUREL COUNTY SCHOOL	Sales Tax	9,231	03/07/03
LEE COUNTY SCHOOL DI	Sales Tax	1,167	03/07/03
LESLIE COUNTY SCHOOL	Sales Tax	887	03/07/03
LETCHER COUNTY BOARD OF EDUCATI	Sales Tax	817	03/07/03
LINCOLN COUNTY BOARD OF EDUCATI	Sales Tax	1,269	03/07/03
LOGAN COUNTY SCHOOL DISTRICT	Sales Tax	32	03/07/03
MADISON COUNTY SCHOOL DISTRICT	Sales Tax	18,262	03/10/03
MAINE REVENUE SERVICE	Sales Tax	13,716	03/17/03
MAINE REVENUE SERVICES	Sales Tax	224,229	03/17/03
MARION COUNTY SCHOOL	Sales Tax	2,557	03/10/03
MCLEAN COUNTY SCHOOL DISTRICT	Sales Tax	442	03/10/03
MENIFEE COUNTY SCHOO	Sales Tax	522	03/10/03
MERCER COUNTY SCHOOL DISTRICT	Sales Tax	1,638	03/10/03
MINOLTA CORPORATION	Sales Tax	536	03/03/03
MINOLTA CORPORATION	Sales Tax	4	03/28/03
MISSISSIPPI STATE TAX COMMISSIO	Sales Tax	33,279	03/12/03
MISSISSIPPI STATE TAX COMMISSIO	Sales Tax	6,688	03/14/03
MORGAN COUNTY SCHOOL	Sales Tax	1,254	03/10/03
NELSON COUNTY BOARD OF EDUCATIO	Sales Tax	1,091	03/10/03
NEW JERSEY SALES TAX	Sales Tax	130	03/14/03

ADELPHIA COMMUNICATIONS CORPORATION, et al.
(DEBTORS-IN-POSSESSION)
BANKRUPTCY COURT REPORTING SCHEDULES

Schedule V

Court Reporting schedules for Sales and Other Taxes Paid
for the Month Ended March 31, 2003

Page 5 of 7
Taxing Jurisdiction	Tax Type	Amount Paid	Date Paid

NICHOLAS COUNTY SCHO	Sales Tax	554	03/10/03
NORTH CAROLINA DEPT OF REVENUE	Sales Tax	14,585	03/13/03
NORTH CAROLINA DEPT OF REVENUE	Sales Tax	617	03/14/03
NYS SALES TAX PROCESSING	Sales Tax	61,145	03/17/03
NYS SALES TAX PROCESSING	Sales Tax	22,784	03/18/03
NYS SALES TAX PROCESSING	Sales Tax	8,397	03/20/03
OHIO COUNTY SCHOOL DISTRICT	Sales Tax	16	03/10/03
OKLAHOMA TAX COMMISSION	Sales Tax	990	03/13/03
OWENSBORO BOARD OF EDUCATION	Sales Tax	11,696	03/10/03
OWSLEY COUNTY BOARD OF EDUCATIO	Sales Tax	392	03/11/03
PA DEPARTMENT OF REVENUE	Sales Tax	59,013	03/20/03
PA DEPT. OF REVENUE	Sales Tax	38,654	03/20/03
PARIS INDEPENDENT SCHOOLS	Sales Tax	2,755	03/10/03
PERRY COUNTY SCHOOL	Sales Tax	262	03/11/03
POWELL COUNTY SCHOOL	Sales Tax	2,755	03/11/03
ROCKCASTLE COUNTY SCHOOL	Sales Tax	765	03/11/03
SCOTT COUNTY SCHOOL	Sales Tax	5,856	03/11/03
SOUTH CAROLINA DEPARTMENT OF	Sales Tax	46,699	03/20/03
STATE OF CONNECTICUT	Sales Tax	261,698	03/31/03
STATE TAX DEPARTMENT	Sales Tax	240,289	03/11/03
TENNESSEE DEPT OF REVENUE	Sales Tax	25,357	03/17/03
TOWN OF MT CRESTED BUTTE	Sales Tax	1,381	03/07/03
TREASURER OF STATE OF OHIO	Sales Tax	73,163	03/21/03
TREASURER STATE OF OHIO	Sales Tax	13,702	03/17/03
TREASURER STATE OF OHIO	Sales Tax	3,271	03/18/03
TREASURER STATE OF OHIO	Sales Tax	16	03/19/03
TREASURER STATE OF OHIO	Sales Tax	8,765	03/21/03
UNION COUNTY SCHOOL DISTRICT	Sales Tax	2,582	03/11/03
VERMONT DEPT OF TAXES	Sales Tax	98,361	03/25/03
VERMONT DEPT OF TAXES	Sales Tax	148,417	03/26/03
VIRGINIA DEPARTMENT OF TAXATION	Sales Tax	3,981	03/18/03
WASHINGTON COUNTY BOARD OF EDU	Sales Tax	150	03/11/03
WASHINGTON DEPT OF REVENUE	Sales Tax	579	03/24/03
WEBSTER COUNTY BOARD OF	Sales Tax	812	03/11/03
WOLFE COUNTY SCHOOL	Sales Tax	739	03/11/03
WOODFORD COUNTY BOARD OF ED	Sales Tax	4,902	03/11/03
ARIZONA DEPARTMENT OF REVENUE	Telecommunications Tax	34	03/20/03
COLORADO DEPARTMENT OF REVENUE	Telecommunications Tax	429	03/12/03
FLORIDA DEPT OF REVENUE	Telecommunications Tax	3,064,302	03/20/03
GEORGIA DEPARTMENT OF REVENUE	Telecommunications Tax	185	03/12/03
KENTUCKY REVENUE CABINET	Telecommunications Tax	1,407	03/20/03
MISSISSIPPI STATE TAX COMMISSIO	Telecommunications Tax	79	03/12/03

ADELPHIA COMMUNICATIONS CORPORATION, et al.
(DEBTORS-IN-POSSESSION)
BANKRUPTCY COURT REPORTING SCHEDULES

Schedule V

Court Reporting schedules for Sales and Other Taxes Paid
for the Month Ended March 31, 2003

Page 6 of 7
Taxing Jurisdiction	Tax Type	Amount Paid	Date Paid

NEW JERSEY SALES TAX	Telecommunications Tax	1,234	03/12/03
NORTH CAROLINA DEPT OF REVENUE	Telecommunications Tax	797	03/11/03
NYS SALES TAX PROCESSING	Telecommunications Tax	7,671	03/18/03
NYS SALES TAX PROCESSING	Telecommunications Tax	495	03/20/03
PA DEPARTMENT OF REVENUE	Telecommunications Tax	13,629	03/20/03
STATE OF ARKANSAS	Telecommunications Tax	121	03/14/03
STATE OF MICHIGAN	Telecommunications Tax	175	03/11/03
TREASURER OF STATE OF OHIO	Telecommunications Tax	7,388	03/21/03
VERMONT DEPT OF TAXES	Telecommunications Tax	1,004	03/25/03
ALBEMARLE COUNTY	Utility Tax	9,071	03/20/03
ASHLAND INDEPENDENT BOARD OF	Utility Tax	9,944	03/07/03
BEDFORD COUNTY	Utility Tax	130	03/20/03
BOYD COUNTY SCHOOL D	Utility Tax	3,121	03/07/03
BRECKINRIDGE COUNTY BOARD OF	Utility Tax	556	03/07/03
CHESTERFIELD COUNTY	Utility Tax	141	03/20/03
CITY OF BALDWIN PARK	Utility Tax	4,071	03/11/03
CITY OF BEAUMONT	Utility Tax	1,740	03/11/03
CITY OF BRAWLEY	Utility Tax	6,535	03/11/03
CITY OF CHARLOTTSVILLE	Utility Tax	16,454	03/20/03
CITY OF FONTANA	Utility Tax	31,194	03/11/03
CITY OF HERMOSA BEACH	Utility Tax	17,154	03/11/03
CITY OF HERMOSA BEACH	Utility Tax	137	03/20/03
CITY OF HOLTVILLE	Utility Tax	1,485	03/11/03
CITY OF LOS ANGELES	Utility Tax	119	03/20/03
CITY OF MARTINSVILLE	Utility Tax	581	03/20/03
CITY OF MORENO VALLEY	Utility Tax	51,669	03/11/03
CITY OF PICO RIVERA	Utility Tax	10,172	03/11/03
CITY OF PLACENTIA	Utility Tax	13,748	03/11/03
CITY OF PORT HUENEME	Utility Tax	8,059	03/11/03
CITY OF REDONDO BEACH CA	Utility Tax	4	03/20/03
CITY OF RICHMOND	Utility Tax	18,204	03/20/03
CITY OF ROANOKE TREASURER	Utility Tax	156	03/20/03
CITY OF SAN BERNARDINO	Utility Tax	63,167	03/11/03
CITY OF SAN BERNARDINO	Utility Tax	53	03/20/03
CITY OF SAN BUENAVENTURA	Utility Tax	28,476	03/11/03
CITY OF SANTA MONICA	Utility Tax	30	03/20/03
CITY OF TORRANCE	Utility Tax	17	03/20/03
CITY OF WINCHESTER	Utility Tax	17,087	03/14/03
CITY TREASURER OF WAYNESBORO	Utility Tax	29,779	03/14/03
COMMISSIONER OF TAXATION AND	Utility Tax	1,051	03/12/03
COUNTY OF MONTGOMERY	Utility Tax	9,512	03/14/03
HENRICO COUNTY	Utility Tax	2,536	03/20/03

ADELPHIA COMMUNICATIONS CORPORATION, et al.
(DEBTORS-IN-POSSESSION)
BANKRUPTCY COURT REPORTING SCHEDULES

Schedule V

Court Reporting schedules for Sales and Other Taxes Paid
for the Month Ended March 31, 2003

Page 7 of 7
Taxing Jurisdiction	Tax Type	Amount Paid	Date Paid

JESSAMINE COUNTY BOARD OF EDUCA	Utility Tax	7,488	03/07/03
LEWIS COUNTY BOARD OF	Utility Tax	907	03/07/03
LEWIS COUNTY SCHOOL	Utility Tax	30	03/07/03
MADISON COUNTY SCHOOL DISTRICT	Utility Tax	60	03/11/03
MATTEWS, CAROLE, TREASURER	Utility Tax	23,972	03/13/03
RUSSELL INDEPENDENT	Utility Tax	5,767	03/11/03
STATE OF NEW HAMPSHIRE	Utility Tax	35,247	03/13/03
TOWN OF BLACKSBURG	Utility Tax	16,094	03/14/03
TOWN OF CHRISTIANSBURG	Utility Tax	20	03/20/03
TOWN OF SOUTH BOSTON	Utility Tax	4,940	03/14/03
TREASURER OF CHARLOTTESVILLE	Utility Tax	53,006	03/14/03
TREASURER OF HANOVER COUNTY	Utility Tax	99	03/20/03
VINTON TREASURER	Utility Tax	70	03/24/03

Total		$7,147,708

ADELPHIA COMMUNICATIONS CORPORATION, et al. (DEBTORS-IN-POSSESSION) BANKRUPTCY COURT REPORTING SCHEDULES Schedule VI Court Reporting schedules for Cash Disbursements for the Month Ended March 31, 2003

LEGAL ENTITY	Account Number	Case Number	Disbursements
ACC CABLE COMMUNICATIONS FL-VA, LLC	081-02-41904	02-41904	$1,954,574
ACC CABLE HOLDINGS VA, INC	081-02-41905	02-41905	--
ACC HOLDINGS II, LLC	081-02-41955	02-41955	--
ACC INVESTMENT HOLDINGS, INC	081-02-41957	02-41957	1,514
ACC OPERATIONS, INC	081-02-41956	02-41956	246,686
ACC TELECOMMUNICATIONS HOLDINGS LLC	081-02-41864	02-41864	--
ACC TELECOMMUNICATIONS LLC	081-02-41863	02-41863	4,461,027
ACC TELECOMMUNICATIONS OF VIRGINIA LLC	081-02-41862	02-41862	974,436
ACC-AMN HOLDINGS, LLC	081-02-41861	02-41861	--
ADELPHIA ACQUISITION SUBSIDIARY, INC	081-02-41860	02-41860	--
ADELPHIA ARIZONA, INC	081-02-41859	02-41859	--
ADELPHIA BLAIRSVILLE, LLC	081-02-41735	02-41735	--
ADELPHIA CABLE PARTNERS, LP	081-02-41902	02-41902	5,179,354
ADELPHIA CABLEVISION ASSOCIATES, LP	081-02-41913	02-41913	470,412
ADELPHIA CABLEVISION CORP	081-02-41752	02-41752	958,821
ADELPHIA CABLEVISION OF BOCA RATON, LLC	081-02-41751	02-41751	972,013
ADELPHIA CABLEVISION OF FONTANA, LLC	081-02-41755	02-41755	--
ADELPHIA CABLEVISION OF INLAND EMPIRE, LLC	081-02-41754	02-41754	5,356,832
ADELPHIA CABLEVISION OF NEW YORK, INC	081-02-41892	02-41892	3,051,428
ADELPHIA CABLEVISION OF NEWPORT BEACH, LLC	081-02-41947	02-41947	454,609
ADELPHIA CABLEVISION OF ORANGE COUNTY II, LLC	081-02-41781	02-41781	513,788
ADELPHIA CABLEVISION OF ORANGE COUNTY, LLC	081-02-41946	02-41946	1,227,428
ADELPHIA CABLEVISION OF SAN BERNANDINO, LLC	081-02-41753	02-41753	--
ADELPHIA CABLEVISION OF SANTA ANA, LLC	081-02-41831	02-41831	2,158,824
ADELPHIA CABLEVISION OF SEAL BEACH, LLC	081-02-41757	02-41757	266,165
ADELPHIA CABLEVISION OF SIMI VALLEY, LLC	081-02-41830	02-41830	2,008,751
ADELPHIA CABLEVISION OF THE KENNEBUNKS, LLC	081-02-41943	02-41943	262,205
ADELPHIA CABLEVISION OF WEST PALM BEACH III, LLC	081-02-41783	02-41783	161,924
ADELPHIA CABLEVISION OF WEST PALM BEACH IV, LLC	081-02-41766	02-41766	2,100,907
ADELPHIA CABLEVISION OF WEST PALM BEACH V, LLC	081-02-41764	02-41764	66,692
ADELPHIA CABLEVISION, LLC	081-02-41858	02-41858	60,416,267
ADELPHIA CALIFORNIA CABLEVISION, LLC	081-02-41942	02-41942	2,889,156
ADELPHIA CENTRAL PENNSYLVANIA, LLC	081-02-41950	02-41950	3,390,764
ADELPHIA CLEVELAND, LLC	081-02-41793	02-41793	13,086,871
ADELPHIA COMMUNICATIONS CORPORATION	081-02-41729	02-41729	361,445
ADELPHIA COMMUNICATIONS INTERNATIONAL, INC	081-02-41857	02-41857	--
ADELPHIA COMMUNICATIONS OF CALIFORNIA II, LLC	081-02-41748	02-41748	2,540,519
ADELPHIA COMMUNICATIONS OF CALIFORNIA III, LLC	081-02-41817	02-41817	1,410,318
ADELPHIA COMMUNICATIONS OF CALIFORNIA, LLC	081-02-41749	02-41749	168,992

ADELPHIA COMMUNICATIONS CORPORATION, et al. (DEBTORS-IN-POSSESSION) BANKRUPTCY COURT REPORTING SCHEDULES Schedule VI Court Reporting schedules for Cash Disbursements for the Month Ended March 31, 2003

LEGAL ENTITY	Account Number	Case Number	Disbursements

ADELPHIA COMPANY OF WESTERN CONNECTICUT	081-02-41801	02-41801	1,892,476
ADELPHIA GENERAL HOLDINGS III, LLC	081-02-41854	02-41854	--
ADELPHIA GP HOLDINGS, LLC	081-02-41829	02-41829	--
ADELPHIA GS CABLE, LLC	081-02-41908	02-41908	1,866,387
ADELPHIA HARBOR CENTER HOLDINGS LLC	081-02-41853	02-41853	100
ADELPHIA HOLDINGS 2001, LLC	081-02-41926	02-41926	--
ADELPHIA INTERNATIONAL II, LLC	081-02-41856	02-41856	100
ADELPHIA INTERNATIONAL III, LLC	081-02-41855	02-41855	100
ADELPHIA MOBILE PHONES, INC	081-02-41852	02-41852	200
ADELPHIA OF THE MIDWEST, INC	081-02-41794	02-41794	50
ADELPHIA PINELLAS COUNTY, LLC	081-02-41944	02-41944	--
ADELPHIA PRESTIGE CABLEVISION, LLC	081-02-41795	02-41795	4,498,830
ADELPHIA TELECOMMUNICATIONS OF FLORIDA, INC	081-02-41939	02-41939	27,552
ADELPHIA TELECOMMUNICATIONS, INC	081-02-41851	02-41851	1,233,438
ADELPHIA WELLSVILLE, LLC	081-02-41850	02-41850	--
ADELPHIA WESTERN NEW YORK HOLDINGS, LLC	081-02-41849	02-41849	--
ARAHOVA COMMUNICATIONS, INC	081-02-41815	02-41815	44,687
ARAHOVA HOLDINGS, LLC	081-02-41893	02-41893	--
BADGER HOLDING CORP	081-02-41792	02-41792	--
BETTER TV INC. OF BENNINGTON	081-02-41914	02-41914	255,132
BLACKSBURG/SALEM CABLEVISION, INC	081-02-41759	02-41759	824,833
BRAZAS COMMUNICATIONS, INC	081-02-41804	02-41804	1,288
BUENAVISION TELECOMMUNICATIONS, INC	081-02-41938	02-41938	423,472
CABLE SENTRY CORPORATION	081-02-41894	02-41894	--
CALIFORNIA AD SALES, LLC	081-02-41945	02-41945	--
CCC-III, INC	081-02-41867	02-41867	--
CCC-INDIANA, INC	081-02-41937	02-41937	--
CCH INDIANA, LP	081-02-41935	02-41935	--
CDA CABLE, INC	081-02-41879	02-41879	209,393
CENTURY ADVERTISING, INC	081-02-41731	02-41731	21
CENTURY ALABAMA CORP	081-02-41889	02-41889	397,196
CENTURY ALABAMA HOLDING CORP	081-02-41891	02-41891	--
CENTURY AUSTRALIA COMMUNICATIONS CORP	081-02-41738	02-41738	--
CENTURY BERKSHIRE CABLE CORP	081-02-41762	02-41762	680,647
CENTURY CABLE HOLDING CORP	081-02-41814	02-41814	101,812
CENTURY CABLE HOLDINGS, LLC	081-02-41812	02-41812	8,330,646
CENTURY CABLE MANAGEMENT CORPORATION	081-02-41887	02-41887	274,696
CENTURY CABLE OF SOUTHERN CALIFORNIA	081-02-41745	02-41745	--

ADELPHIA COMMUNICATIONS CORPORATION, et al. (DEBTORS-IN-POSSESSION) BANKRUPTCY COURT REPORTING SCHEDULES Schedule VI Court Reporting schedules for Cash Disbursements for the Month Ended March 31, 2003

LEGAL ENTITY	Account Number	Case Number	Disbursements

CENTURY CABLEVISION HOLDINGS, LLC	081-02-41936	02-41936	1,959,269
CENTURY CAROLINA CORP	081-02-41886	02-41886	511,767
CENTURY COLORADO SPRINGS CORP	081-02-41736	02-41736	182,457
CENTURY COLORADO SPRINGS PARTNERSHIP	081-02-41774	02-41774	3,597,487
CENTURY COMMUNICATIONS CORPORATION	081-02-12834	02-12834	1,557,980
CENTURY CULLMAN CORP	081-02-41888	02-41888	340,352
CENTURY ENTERPRISE CABLE CORP	081-02-41890	02-41890	555,071
CENTURY EXCHANGE, LLC	081-02-41744	02-41744	100
CENTURY FEDERAL, INC	081-02-41747	02-41747	--
CENTURY GRANITE CABLE TELEVISION CORP	081-02-41779	02-41779	--
CENTURY HUNTINGTON COMPANY	081-02-41885	02-41885	1,723,391
CENTURY INDIANA CORP	081-02-41768	02-41768	--
CENTURY INVESTMENT HOLDING CORP	081-02-41740	02-41740	--
CENTURY INVESTORS, INC	081-02-41733	02-41733	--
CENTURY ISLAND ASSOCIATES, INC	081-02-41771	02-41771	28,085
CENTURY ISLAND CABLE TELEVISION CORP	081-02-41772	02-41772	--
CENTURY KANSAS CABLE TELEVISION CORP	081-02-41884	02-41884	175,648
CENTURY LYKENS CABLE CORP	081-02-41883	02-41883	232,368
CENTURY MENDOCINO CABLE TELEVISION, INC	081-02-41780	02-41780	997,044
CENTURY MISSISSIPPI CORP	081-02-41882	02-41882	328,359
CENTURY MOUNTAIN CORP	081-02-41797	02-41797	131,183
CENTURY NEW MEXICO CABLE TELEVISION CORP	081-02-41784	02-41784	350
CENTURY NORWICH CORP	081-02-41881	02-41881	1,168,536
CENTURY OHIO CABLE TELEVISION CORP	081-02-41811	02-41811	637,178
CENTURY OREGON CABLE CORP	081-02-41739	02-41739	30
CENTURY PACIFIC CABLE TV INC	081-02-41746	02-41746	--
CENTURY PROGRAMMING, INC	081-02-41732	02-41732	--
CENTURY REALTY CORP	081-02-41813	02-41813	--
CENTURY SHASTA CABLE TELEVISION CORP	081-02-41880	02-41880	--
CENTURY SOUTHWEST COLORADO CABLE TELEVISION CORP	081-02-41770	02-41770	--
CENTURY TRINIDAD CABLE TELEVISION CORP	081-02-41790	02-41790	91,231
CENTURY VIRGINIA CORP	081-02-41796	02-41796	318,968
CENTURY VOICE AND DATA COMMUNICATIONS, INC	081-02-41737	02-41737	104
CENTURY WARRICK CABLE CORP	081-02-41763	02-41763	--
CENTURY WASHINGTON CABLE TELEVISION, INC	081-02-41878	02-41878	--
CENTURY WYOMING CABLE TELEVISION CORP	081-02-41789	02-41789	70,348
CENTURY-TCI CALIFORNIA COMMUNICATIONS, LP	081-02-41743	02-41743	84,218
CENTURY-TCI CALIFORNIA, LP	081-02-41741	02-41741	40,070,463

ADELPHIA COMMUNICATIONS CORPORATION, et al. (DEBTORS-IN-POSSESSION) BANKRUPTCY COURT REPORTING SCHEDULES Schedule VI Court Reporting schedules for Cash Disbursements for the Month Ended March 31, 2003

LEGAL ENTITY	Account Number	Case Number	Disbursements

CENTURY-TCI HOLDINGS, LLC	081-02-41742	02-41742	994
CHELSEA COMMUNICATIONS, INC	081-02-41923	02-41923	115
CHELSEA COMMUNICATIONS, LLC	081-02-41924	02-41924	6,485,196
CHESTNUT STREET SERVICES, LLC	081-02-41842	02-41842	--
CLEAR CABLEVISION, INC	081-02-41756	02-41756	--
CMA CABLEVISION ASSOCIATES VII, LP	081-02-41808	02-41808	--
CMA CABLEVISION ASSOCIATES XI, LP	081-02-41807	02-41807	--
CORAL SECURITY, INC	081-02-41895	02-41895	--
COWLITZ CABLEVISION, INC	081-02-41877	02-41877	551,746
CP-MDU I LLC	081-02-41940	02-41940	--
CP-MDU II LLC	081-02-41941	02-41941	--
E & E CABLE SERVICE, INC	081-02-41785	02-41785	--
EASTERN VIRGINIA CABLEVISION HOLDINGS, LLC	081-02-41799	02-41799	--
EASTERN VIRGINIA CABLEVISION, LP	081-02-41800	02-41800	371,730
EMPIRE SPORTS NETWORK, LP	081-02-41844	02-41844	1,005,195
FAE CABLE MANAGEMENT CORP	081-02-41734	02-41734	--
FOP INDIANA, LP	081-02-41816	02-41816	165,744
FRONTIERVISION ACCESS PARTNERS, LLC	081-02-41819	02-41819	1,760,579
FRONTIERVISION CABLE NEW ENGLAND , INC	081-02-41822	02-41822	1,137,040
FRONTIERVISION CAPITAL CORPORATION	081-02-41820	02-41820	67
FRONTIERVISION HOLDINGS CAPITAL CORPORATION	081-02-41824	02-41824	--
FRONTIERVISION HOLDINGS CAPITAL II CORPORATION	081-02-41823	02-41823	--
FRONTIERVISION HOLDINGS, LLC	081-02-41827	02-41827	199
FRONTIERVISION HOLDINGS, LP	081-02-41826	02-41826	200
FRONTIERVISION OPERATING PARTNERS, LLC	081-02-41825	02-41825	100
FRONTIERVISION OPERATING PARTNERS, LP	081-02-41821	02-41821	22,653,277
FRONTIERVISION PARTNERS, LP	081-02-41828	02-41828	115
FT MYERS CABLEVISION, LLC	081-02-41948	02-41948	100
FT. MYERS ACQUISITION LIMITED PARTNERSHIP	081-02-41949	02-41949	1,600
GENESIS CABLE COMMUNICATIONS SUBSIDIARY, LLC	081-02-41903	02-41903	--
GLOBAL ACQUISITION PARTNERS, LP	081-02-41933	02-41933	1,102,736
GLOBAL CABLEVISION II, LLC	081-02-41934	02-41934	100
GRAFTON CABLE COMPANY	081-02-41788	02-41788	--
GS CABLE, LLC	081-02-41907	02-41907	1,634,926
GS TELECOMMUNICATIONS LLC	081-02-41906	02-41906	--
HARRON CABLEVISION OF NEW HAMPSHIRE, INC	081-02-41750	02-41750	2,616,512
HUNTINGTON CATV, INC	081-02-41765	02-41765	--
IMPERIAL VALLEY CABLEVISION, INC	081-02-41876	02-41876	794,940

ADELPHIA COMMUNICATIONS CORPORATION, et al. (DEBTORS-IN-POSSESSION) BANKRUPTCY COURT REPORTING SCHEDULES Schedule VI Court Reporting schedules for Cash Disbursements for the Month Ended March 31, 2003

LEGAL ENTITY	Account Number	Case Number	Disbursements

KALAMAZOO COUNTY CABLEVISION, INC	081-02-41922	02-41922	--
KEY BISCAYNE CABLEVISION	081-02-41898	02-41898	99,379
KOOTENAI CABLE, INC	081-02-41875	02-41875	736,782
LAKE CHAMPLAIN CABLE TELEVISION CORPORATION	081-02-41911	02-41911	189,871
LEADERSHIP ACQUISITION LIMITED PARTNERSHIP	081-02-41931	02-41931	--
LOUISA CABLEVISION, INC	081-02-41760	02-41760	17,469
MANCHESTER CABLEVISION, INC	081-02-41758	02-41758	--
MARTHA'S VINEYARD CABLEVISION, LP	081-02-41805	02-41805	178,321
MERCURY COMMUNICATIONS, INC	081-02-41840	02-41840	57,210
MICKELSON MEDIA OF FLORIDA, INC	081-02-41874	02-41874	311,651
MICKELSON MEDIA, INC	081-02-41782	02-41782	128,477
MONTGOMERY CABLEVISION, INC	081-02-41848	02-41848	50
MONUMENT COLORADO CABLEVISION, INC	081-02-41932	02-41932	116,379
MOUNTAIN CABLE COMMUNICATIONS CORPORATION	081-02-41916	02-41916	9
MOUNTAIN CABLE COMPANY, LP	081-02-41909	02-41909	3,604,823
MT. LEBANON CABLEVISION, INC	081-02-41920	02-41920	--
MULTI-CHANNEL TV CABLE COMPANY	081-02-41921	02-41921	474,826
NATIONAL CABLE ACQUISITION ASSOCIATES, LP	081-02-41952	02-41952	2,076,386
OLYMPUS CABLE HOLDINGS, LLC	081-02-41925	02-41925	986,369
OLYMPUS CAPITAL CORPORATION	081-02-41930	02-41930	--
OLYMPUS COMMUNICATIONS HOLDINGS, LLC	081-02-41953	02-41953	--
OLYMPUS COMMUNICATIONS, LP	081-02-41954	02-41954	5,715
OLYMPUS SUBSIDIARY, LLC	081-02-41928	02-41928	--
OWENSBORO INDIANA, LP	081-02-41773	02-41773	--
OWENSBORO ON THE AIR, INC	081-02-41777	02-41777	119
OWENSBORO-BRUNSWICK, INC	081-02-41730	02-41730	2,612,890
PAGE TIME, INC	081-02-41839	02-41839	148,016
PARAGON CABLE TELEVISION, INC	081-02-41778	02-41778	240
PARAGON CABLEVISION CONSTRUCTION CORPORATION	081-02-41775	02-41775	--
PARAGON CABLEVISION MANAGEMENT CORPORATION	081-02-41776	02-41776	--
PARNASSOS COMMUNICATIONS, LP	081-02-41846	02-41846	135,457
PARNASSOS HOLDINGS, LLC	081-02-41845	02-41845	--
PARNASSOS, LP	081-02-41843	02-41843	18,718,729
PERICLES COMMUNICATIONS CORPORATION	081-02-41919	02-41919	--
PULLMAN TV CABLE CO., INC	081-02-41873	02-41873	671,456
RENTAVISION OF BRUNSWICK, INC	081-02-41872	02-41872	195,674
RICHMOND CABLE TELEVISION CORPORATION	081-02-41912	02-41912	48,150
RIGPAL COMMUNICATIONS, INC	081-02-41917	02-41917	--

ADELPHIA COMMUNICATIONS CORPORATION, et al. (DEBTORS-IN-POSSESSION) BANKRUPTCY COURT REPORTING SCHEDULES Schedule VI Court Reporting schedules for Cash Disbursements for the Month Ended March 31, 2003

LEGAL ENTITY	Account Number	Case Number	Disbursements

ROBINSON/PLUM CABLEVISION, LP	081-02-41927	02-41927	568,616
S/T CABLE CORPORATION	081-02-41791	02-41791	--
SABRES, INC	081-02-41838	02-41838	--
SCRANTON CABLEVISION, INC	081-02-41761	02-41761	1,438,972
SENTINEL COMMUNICATIONS OF MUNCIE, INDIANA, INC	081-02-41767	02-41767	--
SOUTHEAST FLORIDA CABLE, INC	081-02-41900	02-41900	9,302,460
SOUTHWEST COLORADO CABLE INC	081-02-41769	02-41769	140,077
SOUTHWEST VIRGINIA CABLE, INC	081-02-41833	02-41833	963,714
STAR CABLE INC	081-02-41787	02-41787	--
STARPOINT, LIMITED PARTNERSHIP	081-02-41897	02-41897	1,240,726
SVHH CABLE ACQUISITION, LP	081-02-41836	02-41836	1,019,242
SVHH HOLDINGS, LLC	081-02-41837	02-41837	--
TELE-MEDIA COMPANY OF HOPEWELL-PRINCE GEORGE	081-02-41798	02-41798	360,024
TELE-MEDIA COMPANY OF TRI-STATES, LP	081-02-41809	02-41809	155,045
TELE-MEDIA INVESTMENT PARTNERSHIP, LP	081-02-41951	02-41951	681,110
TELESAT ACQUISITION LIMITED PARTNERSHIP	081-02-41929	02-41929	--
TELESAT ACQUISITION, LLC	081-02-41871	02-41871	2,120,636
THE GOLF CLUB AT WENDING CREEK FARMS, LLC	081-02-41841	02-41841	--
THE MAIN INTERNETWORKS, INC	081-02-41818	02-41818	43
THE WESTOVER TV CABLE CO., INC	081-02-41786	02-41786	--
THREE RIVERS CABLE ASSOCIATES, LP	081-02-41910	02-41910	753,856
TIMOTHEOS COMMUNICATIONS, LP	081-02-41901	02-41901	100
TMC HOLDINGS CORPORATION	081-02-41803	02-41803	112
TMC HOLDINGS, LLC	081-02-41802	02-41802	--
TRI-STATES, LLC	081-02-41810	02-41810	--
UCA LLC	081-02-41834	02-41834	6,200,880
UPPER ST. CLAIR CABLEVISION INC	081-02-41918	02-41918	--
US TELE-MEDIA INVESTMENT COMPANY	081-02-41835	02-41835	--
VALLEY VIDEO, INC	081-02-41870	02-41870	193,887
VAN BUREN COUNTY CABLEVISION, INC	081-02-41832	02-41832	197,947
WARRICK CABLEVISION, INC	081-02-41866	02-41866	--
WARRICK INDIANA, LP	081-02-41865	02-41865	279,528
WELLSVILLE CABLEVISION, LLC	081-02-41806	02-41806	312,929
WEST BOCA ACQUISITION LIMITED PARTNERSHIP	081-02-41899	02-41899	1,115,849
WESTERN NY CABLEVSION, LP	081-02-41847	02-41847	--
WESTVIEW SECURITY, INC	081-02-41896	02-41896	--
WILDERNESS CABLE COMPANY	081-02-41869	02-41869	116,418
YOUNG'S CABLE TV CORP	081-02-41915	02-41915	196,662
YUMA CABLEVISION, INC	081-02-41868	02-41868	1,061,232

TOTAL			$293,155,489

ADELPHIA COMMUNICATIONS CORPORATION, et al. (DEBTORS-IN-POSSESSION) BANKRUPTCY COURT REPORTING SCHEDULES Schedule VII Court Reporting schedules for Insurance Coverage

Coverage **	Company	Policy No.	Term

Property & Inland Marine: All Risk	Royal Indemnity Company	RHD315165	05/16/00 - 05/16/03
Property Including Antennas,
Microwave Dishes, Earth Stations, and
Receiving Dishes

Boiler & Machinery Inspection	C N A	#BM1098496299	05/16/02 - 05/16/03
Contract

Difference in Conditions	Essex Insurance Company	MSP 6409	05/16/02 - 05/16/03
	Underwriters @ Lloyds	LLX40298	05/16/02 - 05/16/03
thru Western Re/Managers

Transmission Lines/Business	United Assurance Co	TD051600	05/16/00 - 05/16/03
Interruption

Commercial General Liability	Royal Insurance Co.	P2TS465832	05/16/02 - 05/16/03

Commercial Automobile	Royal Insurance Co.	P2TS465831 Liability	05/16/02 - 05/16/03
(all states except Texas)
P2TS465834 Texas Liability
P2TS465833 Physical Damage

Worker's Compensation	Royal Indemnity Co	P2AO 003261 all states except	05/16/02-05/16/03
California & monopolistic states

California	State Compensation Insurance	1695463-02	05/16/02-05/16/03
Fund

ACC Operations Inc (OH)	Ohio Bureau of Workers	1328524	Ongoing*
Compensation

Washington State	WA Department of Labor &	083 004 452	10/1/99 - Ongoing*
Industry

West Virginia	West Virginia Workers'	20104948 101	10/1/99 - Ongoing*
Compensation

Wyoming	Wyoming Department of	366575	10/1/99 - Ongoing*
Employment

ADELPHIA COMMUNICATIONS CORPORATION, et al. (DEBTORS-IN-POSSESSION) BANKRUPTCY COURT REPORTING SCHEDULES Schedule VII Court Reporting schedules for Insurance Coverage

Coverage **	Company	Policy No.	Term

Aircraft Policy	United States Aircraft Insurance	360AC625118	11/23/02 - 11/23/03

Umbrella Excess Liability	Liberty Mutual	TH1641004429-012	05/16/02 - 05/16/03
Excess Liability	Federal Insurance Co	79808108	05/16/02 - 05/16/03

Executive Protection	Federal Insurance	81516188	12/19/01 - 12/19/04
(Kidnap/Ransom & Extortion)

International Package	Great Northern Insurance Co.	73223119	05/16/02 - 05/16/03

Employee Dishonesty - ERISA	Hanover Insurance Co	BDR1680832	05/16/00 - 05/16/03

New York Disability	National Benefit Life	89100184825	01/01/02 - Ongoing*

Pollution Liability	Federal Insurance	37251845	01/01/03 - 01/01/04
		37251846	01/01/03 - 01/01/04

Directors & Officers Liability	AEGIS (Associated Electric & Gas	D0999A1A00	12/31/00 - 12/31/03
	Insurance Services Limited)

Excess Directors & Officers	Federal Insurance Company	8181-10-37	12/31/00 - 12/31/03
Liability
	Greenwich Insurance Company	ELU 82137-00	12/31/00 - 12/31/03

Media Liability	Illinois Union Insurance Company	EONG21640104001	10/28/02 - 10/28/03

Commercial General Liability	Royal Insurance Co.	P2TS465832	05/16/02 - 05/16/03

* Ongoing means until the policy is cancelled by Adelphia or carrier

** The named insured is Adelphia Communications Corporation et al for all of the coverage except for Employee Dishonesty - ERISA whose named insured is Adelphia Communications Corporation Health Benefit Plan and Adelphia Communications Corporation Savings and Retirement Plan.